SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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OCEAN SHORE HOLDING CO.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Ocean Shore Holding Co.

1001 Asbury Avenue

Ocean City, New Jersey 08226

(609) 399-0012

NOTICE OF 2010 ANNUAL MEETING OF STOCKHOLDERS

TIME AND DATE	8:30 a.m. on Wednesday, June 30, 2010

PLACE	The Flander’s Hotel
719 East 11th Street
Ocean City, NJ 08226-3327

ITEMS OF BUSINESS	(1)	To elect three directors to serve for a term of one year, two directors to serve for a term of two years and two directors to serve for a term of three years.

(2)	To approve the Ocean Shore Holding Co. 2010 Equity Incentive Plan.

(3)	To ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2010.

(4)	To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

RECORD DATE	In order to vote, you must have been a stockholder at the close of business on May 3, 2010.

PROXY VOTING	It is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning the proxy card or voting instruction card sent to you. You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the proxy statement.

Kim M. Davidson

Corporate Secretary

May 19, 2010

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS MEETING TO BE HELD ON JUNE 30, 2010

The Proxy Statement and Annual Report to Stockholders are available at www.oshcproxy.com.

OCEAN SHORE HOLDING CO.

PROXY STATEMENT

GENERAL INFORMATION

We are providing this proxy statement to you in connection with the solicitation of proxies by the Board of Directors of Ocean Shore Holding Co. for the 2010 annual meeting of stockholders and for any adjournment or postponement of the meeting. In this proxy statement, we may also refer to Ocean Shore Holding Co. as “Ocean Shore Holding,” the “Company,” “we,” “our” or “us.”

Ocean Shore Holding is the holding company for Ocean City Home Bank. In this proxy statement, we may also refer to Ocean City Home Bank as “Ocean City Home” or the “Bank.”

We are holding the 2010 annual meeting at The Flander’s Hotel located at 719 East 11th Street, Ocean City, New Jersey on June 30, 2010 at 8:30 a.m., local time.

We intend to mail this proxy statement and the enclosed proxy card to stockholders of record beginning on or about May 19, 2010.

INFORMATION ABOUT VOTING

Who Can Vote at the Meeting

You are entitled to vote the shares of Ocean Shore Holding common stock that you owned as of the close of business on May 3, 2010. As of the close of business on May 3, 2010, a total of 7,307,590 shares of Ocean Shore Holding common stock were outstanding. Each share of common stock has one vote.

The Company’s certificate of incorporation provides that record holders of the Company’s common stock who beneficially own, either directly or indirectly, in excess of 10% of the Company’s outstanding shares are not entitled to any vote in respect of the shares held in excess of the 10% limit unless a majority of unaffiliated directors (as defined in the certificate of incorporation) grant such entitlement or permission by resolution in advance of the acquisition of the excess shares.

Ownership of Shares; Attending the Meeting

You may own shares of Ocean Shore Holding in one of the following ways:

•	Directly in your name as the stockholder of record;

•	Indirectly through a broker, bank or other holder of record in “street name”; or

•

Indirectly in the Ocean Shore Holding Co. Stock Fund of our 401(k) Plan, the Ocean City Home Bank Employee Stock Ownership Plan (the “ESOP”), or the trust that holds restricted stock awards issued to directors and employees under our 2005 Equity Incentive Plan.

If your shares are registered directly in your name, you are the holder of record of these shares and we are sending these proxy materials directly to you. As the holder of record, you have the right to give your proxy directly to us or to vote in person at the meeting.

If you hold your shares in street name, your broker, bank or other holder of record is sending these proxy materials to you. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote by filling out a voting instruction form that accompanies your proxy materials. Your broker, bank or other holder of record may allow you to provide voting instructions by telephone or by the Internet. Please see the voting instruction form that accompanies this proxy statement. If you hold your shares in street name, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Ocean Shore Holding common stock held in street name in person at the meeting, you must obtain a written proxy in your name from the broker, bank or other nominee who is the record holder of your shares.

Quorum and Vote Required

Quorum. We will have a quorum and will be able to conduct the business of the annual meeting if the holders of a majority of the outstanding shares of common stock entitled to vote are present at the meeting, either in person or by proxy.

Votes Required for Proposals. At this year’s annual meeting, stockholders will elect three directors to serve for a term of one year, two directors to serve for a term of two years and two directors to serve for a term of three years. In voting on the election of directors, you may vote in favor of the nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected.

In voting on the proposal to approve the Ocean Shore Holding Co. 2010 Equity Incentive Plan, you may vote in favor of the proposal, vote against the proposal or abstain from voting. To be approved, this matter requires the affirmative vote of a majority of the votes eligible to be cast at the annual meeting.

In voting on the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm, you may vote in favor of the proposal, vote against the proposal or abstain from voting. To ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for 2010, the affirmative vote of a majority of the shares represented at the annual meeting and entitled to vote is required.

Routine and Non-Routine Proposals. The rules of the New York Stock Exchange determine whether proposals presented at stockholder meetings are routine or non-routine. If a proposal is routine, a broker or other entity holding shares for an owner in street name may vote for the proposal without receiving voting instructions from the owner. If a proposal is non-routine, the broker or other entity may vote on the proposal only if the owner has provided voting instructions. A broker non-vote occurs when a broker or other entity is unable to vote on a particular proposal and has not received voting instructions from the beneficial owner. The election of directors and the proposal to approve the Ocean Shore Holding Co. 2010 Equity Incentive Plan are considered non-routine matters and the ratification of Deloitte & Touche LLP as our independent accounting firm for 2010 is considered a routine matter.

How We Count Votes. If you return valid proxy instructions or attend the meeting in person, we will count your shares for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes, if any, also will be counted for purposes of determining the existence of a quorum.

In the election of directors, votes that are withheld and broker non-votes will have no effect on the outcome of the election.

In counting votes on the proposal to approve the Ocean Shore Holding Co. 2010 Equity Incentive Plan, abstentions and broker non-votes will have the same effect as a vote against the proposal.

In counting votes on the proposal to ratify the selection of the independent registered public accountants, abstentions will have the same effect as a vote against the proposal.

Effect of Not Casting Your Vote. If you hold your shares in street name it is critical that you cast your vote if you want it to count in the election of Directors (Proposal 1 of this Proxy Statement) and in the proposal to approve the Ocean Shore Holding Co. 2010 Equity Incentive Plan (Proposal 2 of this Proxy Statement). In the past, if you held your shares in street name and you did not indicate how you wanted your shares voted in the election of Directors, your bank or broker was allowed to vote those shares on your behalf in the election of Directors as they felt appropriate.

Recent changes in regulation were made to take away the ability of your bank or broker to vote your uninstructed shares in the election of Directors on a discretionary basis. Thus, if you hold your shares in street name and you do not instruct your bank or broker how to vote in the election of Directors, no votes will be cast on your behalf. Your bank or broker will, however, continue to have discretion to vote any uninstructed shares on the ratification of the appointment of the Company’s independent registered public accounting firm (Proposal 3 of this Proxy Statement). If you are a stockholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the Annual Meeting.

Voting by Proxy

The Board of Directors of Ocean Shore Holding is sending you this proxy statement for the purpose of requesting that you allow your shares of Ocean Shore Holding common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of Ocean Shore Holding common stock represented at the annual meeting by properly executed and dated proxy cards will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors. The Board of Directors recommends a vote “FOR” each of the nominees for director, “FOR” the approval of the Ocean Shore Holding Co. 2010 Equity Incentive Plan” and “FOR” ratification of Deloitte & Touche LLP as the independent registered public accounting firm.

If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own best judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the annual meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your Ocean Shore Holding common stock may be voted by the persons named in the proxy card on the new annual meeting date as well, unless you have revoked your proxy. We do not know of any other matters to be presented at the annual meeting.

You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy, you must either advise the Corporate Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later dated proxy or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

Participants in the Bank’s ESOP and 401(k) Plan

If you participate in the Ocean City Home Bank Employee Stock Ownership Plan (the “ESOP”) or if you hold shares through the Ocean City Home Bank Savings and Investment Plan (“401(k) Plan”), you will receive a voting instruction card for each plan that reflects all shares you may direct the trustees to vote on your behalf under the plans. Under the terms of the ESOP, the ESOP trustee votes all allocated shares of Company common stock held by the ESOP, as directed by the plan participants. The ESOP trustee, subject to the exercise of its fiduciary duties, will vote all unallocated shares of Company common stock held by the ESOP and allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions. Under the terms of the 401(k) Plan, a participant is entitled to direct the trustee how to vote the shares of Company common stock held in the Ocean Shore Holding Co. Stock Fund and credited to his or her 401(k) Plan account. The trustee will vote all shares for which no directions are given or for which instructions were not timely received in the same proportion as shares for which the trustee received voting instructions. The deadline for returning your voting instructions to each plan’s trustee is June 23, 2010.

CORPORATE GOVERNANCE AND BOARD MATTERS

Director Independence

The Company’s Board of Directors currently consists of seven members, all of whom are independent under the listing standards of the NASDAQ Stock Market, except for Mr. Brady, who is President and Chief Executive Officer of Ocean Shore Holding and Ocean City Home. In determining the independence of its directors, the Board considered transactions, relationships and arrangements between the Company and its directors that are not required to be disclosed in this proxy statement under the heading “Transactions with Related Persons,” including loans or lines of credit that Ocean City Home has directly or indirectly made to Directors Bertini, Dalzell, Van Duyne and Young.

Board Leadership Structure and Risk Oversight

The positions of Chairman of the Board and Chief Executive Officer of the Company are held by separate individuals, Directors Robert A. Previti, Ed.D. and Steven E. Brady, respectively. By maintaining the separate positions of Chairman and Chief Executive Officer, the Company believes it enhances the ability of the Board of Directors to provide strong, independent oversight of the Company’s management and affairs.

A fundamental part of the Company’s risk management process is not only understanding the risks the Company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company. The full Board of Directors’ involvement in helping to set the Company’s business strategy is an important aspect of its assessment of management’s tolerance for risk and its determination of the appropriate level of risk for the Company. The Board of Directors helps oversee credit risk facing the Company by reviewing monthly reports from management of the amount of loans delinquent more than 30 days, all loans in foreclosure and all foreclosed and repossessed property that the Company owns. While the Board of Directors has the ultimate oversight responsibility for the risk management process, various committees of the Board also have responsibility for risk management. In particular, the Audit/Compliance Committee focuses on financial risk by providing oversight of the quality and integrity of the Company’s financial reporting and internal controls, as well as the Company’s compliance with legal and regulatory requirements. The Company’s Compensation Committee reviews the Company’s compensation policies and practices to help ensure there is a direct relationship between pay levels and corporate performance and return to stockholders. The Compensation Committee holds regular meetings to monitor executive compensation practices and ensure that they create incentives for superior performance, enhance stockholder value and are justified by returns available to stockholders.

Corporate Governance Policies

The Board of Directors has adopted a corporate governance policy to govern certain activities, including: the duties and responsibilities of directors; the composition, responsibilities and operation of the Board of Directors; the establishment and operation of Board committees; succession planning; convening executive sessions of independent directors; the Board of Directors’ interaction with management and third parties; and the evaluation of the performance of the Board of Directors and of the Chief Executive Officer.

Committees of the Board of Directors

The following table identifies our standing committees and their members as of December 31, 2009. All members of each committee are independent in accordance with the listing requirements of the NASDAQ Stock Market. The Board’s Audit/Compliance, Compensation, and Nominating/Corporate Governance Committees each operate under a written charter that is approved by the Board of Directors. Each committee reviews and reassesses the adequacy of its charter at least annually. The charters of all three committees are available in the Governance Documents portion of the Investor Relations section of our Web site (www.ochome.com).

Director	Audit/ Compliance Committee		Compensation Committee		Nominating/ Corporate Governance Committee
Sylva A. Bertini	X		X		X	*
Steven E. Brady
Frederick G. Dalzell, MD	X	*	X		X
John L. Van Duyne, Jr.	X		X	*	X
Christopher J. Ford	X		X		X
Robert A. Previti, Ed.D	X		X		X
Samuel R. Young	X		X		X
Number of Meetings in 2009	4		2		2

*	Denotes Chairperson

Audit/Compliance Committee

The Audit/Compliance Committee meets periodically with the independent registered public accounting firm and management to review accounting, auditing, internal control structure and financial reporting matters. The Board of Directors has determined that the Audit/Compliance Committee does not have a member who is an “audit committee financial expert” as such term is defined by the rules and regulations of the Securities and Exchange Commission. While the Board recognizes that no individual Board member meets the qualifications required of an “audit committee financial expert,” the Board believes that appointment of a new director to the Board of Directors and to the Audit/Compliance Committee at this time is not necessary as the level of financial knowledge and experience of the current members of the Audit/Compliance Committee, including the ability to read and understand fundamental financial statements, is cumulatively sufficient to discharge adequately the Audit/Compliance Committee’s responsibilities.

Compensation Committee

The Compensation Committee is responsible for all matters regarding the Company’s and the Bank’s employee compensation and benefit programs. The Compensation Committee reviews all components of the Company’s Chief Executive Officer and other highly compensated executive officers’ compensation, including base salary, annual incentive, long-term incentives/equity, benefits and other perquisites. In addition to reviewing competitive market values, the Compensation Committee also examines the total compensation mix, the pay-for-performance relationship, and how all elements, in the aggregate, comprise the executive’s total compensation package. Decisions by the Compensation Committee with respect to the compensation of executive officers are approved by the full Board of Directors. The Compensation Committee also assists the Board of Directors in evaluating potential candidates for executive positions. We do not have a contractual arrangement with any compensation consultant who has a role in determining or recommending the amount or form of executive or director compensation. However, our Human Resources department utilizes survey data provided by independent sources when evaluating the competitiveness of our base compensation and cash bonus program. Our Chief Executive Officer, in conjunction with representatives of our Human Resources department, develops recommendations regarding the appropriate mix and level of compensation for our management team. The recommendations consider the objectives of our compensation philosophy and the range of compensation programs authorized by the Compensation Committee. Our Chief Executive Officer meets with the Compensation Committee to discuss the compensation recommendations for the named executive officers. Our Chief Executive Officer does not participate in Compensation Committee discussions or the review of Compensation Committee documents relating to the determination of his compensation.

Nominating/Corporate Governance Committee

The Nominating/Corporate Governance Committee takes a leadership role in shaping governance policies and practices, including recommending to the Board of Directors the corporate governance policies and guidelines applicable to Ocean Shore Holding and monitoring compliance with these policies and guidelines. In addition, the Nominating/Corporate Governance Committee is responsible for identifying individuals qualified to become Board members and recommending to the Board the director nominees for election at the next annual meeting of stockholders. It recommends director candidates for each committee for appointment by the Board.

Minimum Qualifications. The Nominating/Corporate Governance Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors. First, a candidate must meet the eligibility requirements set forth in the Company’s bylaws, which include a residency requirement, stock ownership requirement and a requirement that the candidate not have been subject to certain criminal or regulatory actions. A candidate also must meet any qualification requirements set forth in any Board or committee governing documents.

The Nominating/Corporate Governance Committee will consider the following criteria in selecting nominees for initial election or appointment to the Board: financial, regulatory and business experience; familiarity with and participation in the local community; integrity, honesty and reputation; dedication to the Company and its stockholders; independence; and any other factors the Nominating/Corporate Governance Committee deems relevant, including age, diversity, size of the Board of Directors and regulatory disclosure obligations. In its consideration of diversity, the Nominating/Corporate Governance Committee seeks to create a Board with a diverse set of skills and experience with respect to management and leadership, vision and strategy, accounting and finance, business operations and judgment, and industry knowledge.

In addition, prior to nominating an existing director for re-election to the Board of Directors, the Nominating/Corporate Governance Committee will consider and review an existing director’s board and committee attendance and performance; length of board service; the experience, skills and contributions that the existing director brings to the board; and independence.

Director Nomination Process. The process that the Nominating/Corporate Governance Committee follows when it identifies and evaluates individuals to be nominated for election to the Board of Directors is as follows:

For purposes of identifying nominees for the Board of Directors, the Nominating/Corporate Governance Committee relies on personal contacts of the committee members and other members of the Board of Directors, as well as its knowledge of members of Ocean City Home’s local communities. The Nominating/Corporate Governance Committee will also consider director candidates recommended by stockholders in accordance with the policy and procedures set forth below. The Nominating/Corporate Governance Committee has not previously used an independent search firm in identifying nominees.

In evaluating potential nominees, the Nominating/Corporate Governance Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the selection criteria set forth above. In addition, the Nominating/Corporate Governance Committee will conduct a check of the individual’s background and interview the candidate.

Consideration of Recommendations by Stockholders. It is the policy of the Nominating/Corporate Governance Committee of the Board of Directors of the Company to consider director candidates recommended by stockholders who appear to be qualified to serve on the Company’s Board of Directors. The Nominating/Corporate Governance Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating/Corporate Governance Committee does not perceive a need to increase the size of the Board of Directors. In order to avoid the unnecessary use of the Nominating/Corporate Governance Committee’s resources, the Nominating/Corporate Governance Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Procedures to be Followed by Stockholders. To submit a recommendation of a director candidate to the Nominating/Corporate Governance Committee, a stockholder should submit the following information in writing, addressed to the Chairman of the Nominating/Corporate Governance Committee, care of the Corporate Secretary, at the main office of the Company:

1.	The name of the person recommended as a director candidate;

2.	All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

3.	The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

4.	As to the stockholder making the recommendation, the name and address of such stockholder, as they appear on the Company’s books, provided, however, that if the stockholder is not a registered holder of the Company’s common stock, the stockholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the Company’s common stock; and

5.	A statement disclosing whether such stockholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

In order for a director candidate to be considered for nomination at the Company’s annual meeting of stockholders, the recommendation must be received by the Nominating/Corporate Governance Committee at least 120 calendar days prior to the date the Company’s proxy statement was released to stockholders in connection with the previous year’s annual meeting, advanced by one year.

Director Compensation

The following table provides the compensation received by individuals who served as non-employee directors of the Company during the 2009 fiscal year.

Name	Fees Earned or Paid in Cash	Nonqualified Deferred Compensation Earnings(1)	All Other Compensation(2) ($)	Total ($)
Sylva A. Bertini	$45,600	$614	$2,000	$48,214
Frederick G. Dalzell, MD	45,600	3	1,000	46,603
Christopher K. Ford	45,600	36	1,000	46,636
Robert A. Previti, Ed.D	45,600	1	1,000	46,601
John L. Van Duyne, Jr.	45,600	208	1,000	46,808
Samuel R. Young	45,600	486	2,000	48,086

(1)

Represents the portion of nonqualified deferred compensation earnings under Ocean City Home Bank’s Cash-Based Directors’ Deferred Compensation Plan which were above-market. Under our cash-based plan, a declared rate of interest is established by the Board of Directors of the Company as of January 1st of each year. The plan interest rate is set annually at two percentage points over the prime rate as published in the Wall Street Journal. Ocean City Home also maintains a stock-based deferral plan under which deferrals are credited in units representing shares of Company common stock.

(2)	Represents health care expense reimbursements for each director.

Cash Retainer and Meeting Fees for Non-Employee Directors. The following table sets forth the applicable retainers and fees that will be paid to our non-employee directors for their service on Ocean City Home’s Board of Directors during 2010. Ocean Shore Holding does not pay any fees to its directors.

Annual Retainer	$30,000

Fee per Board Meeting:
Regular Meeting	700
Special Meeting	700

Fee per Committee Meeting:	300

In addition to the above fees, Ocean City Home’s Board of Directors may also receive a discretionary bonus depending on the profitability of Ocean City Home.

Ocean City Home maintains a Director and Executive Life Insurance Plan that provides directors with death benefits for their designated beneficiaries. Under the terms of the plan, Ocean City Home is the owner of several life insurance policies under which participating directors are insured. Each participant is entitled to a $50,000 lump sum death benefit.

Board and Committee Meetings

During the year ended December 31, 2009, the Boards of Directors of the Company and the Bank each held 12 regularly scheduled meetings and one special meeting. No director attended fewer than 75% of the meetings of the Board of Directors and Board committees on which they served in 2009.

Director Attendance at Annual Meeting of Stockholders

The Board of Directors encourages directors to attend the annual meeting of stockholders. All directors attended the 2009 annual meeting of stockholders.

Code of Ethics and Business Conduct

Ocean Shore Holding has adopted a Code of Ethics and Business Conduct that is designed to ensure that the Company’s directors and employees meet the highest standards of ethical conduct. The Code of Ethics and Business Conduct, which applies to all employees and directors, addresses conflicts of interest, the treatment of confidential information, general employee conduct and compliance with applicable laws, rules and regulations. In addition, the Code of Ethics and Business Conduct is designed to deter wrongdoing and promote honest and ethical conduct, the avoidance of conflicts of interest, full and accurate disclosure and compliance with all applicable laws, rules and regulations.

AUDIT RELATED MATTERS

Report of the Audit/Compliance Committee

The Company’s management is responsible for the Company’s internal controls and financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principles. The Audit/Compliance Committee oversees the Company’s internal controls and financial reporting on behalf of the Board of Directors.

In this context, the Audit/Compliance Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit/Compliance Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit/Compliance Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit/Compliance Committee discussed with the independent registered public accounting firm matters required to be discussed pursuant to U.S. Auditing Standards No. 380 (The Auditor’s Communication With Those Charged With Governance), including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

In addition, the Audit/Compliance Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board and has discussed with the independent registered public accounting firm the auditors’ independence from the Company and its management. In concluding that the auditors are independent, the Audit/Compliance Committee considered, among other factors, whether the non-audit services provided by the auditors were compatible with its independence.

The Audit/Compliance Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for its audit. The Audit/Compliance Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of its examination, its evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In performing all of these functions, the Audit/Compliance Committee acts only in an oversight capacity. In its oversight role, the Audit/Compliance Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm who, in its report, express an opinion on the conformity of the Company’s financial statements to generally accepted accounting principles. The Audit/Compliance Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit/Compliance Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that the Company’s financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company’s consolidated financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board or that the Company’s independent registered public accounting firm is in fact “independent.”

In reliance on the reviews and discussions referred to above, the Audit/Compliance Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 for filing with the Securities and Exchange Commission. The Audit/Compliance Committee and the Board of Directors also have approved, subject to stockholder ratification, the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2010.

Audit/Compliance Committee of the Board of Directors

of Ocean Shore Holding Co.

Frederick G. Dalzell, MD (Chairman)	John L. Van Duyne, Jr.
Sylva A. Bertini	Samuel R. Young
Robert A. Previti, Ed.D	Christopher J. Ford

Auditor Fees

The following table sets forth the fees billed to the Company for the fiscal years ending December 31, 2009 and 2008 by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, the “Deloitte Entities”):

	2009	2008
Audit fees(1)	$217,556	$165,000
Audit related fees(2)	19,550	14,456
Tax fees	—	—
All other fees	—	—

(1)	Includes fees for the financial statement audit and quarterly reviews.
(2)	For 2009 and 2008, represents fees paid in connection with the auditor’s out-of-pocket expenses.

Policy on Pre-Approval of Audit and Permissible Non-Audit Services

The Audit/Compliance Committee is responsible for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In accordance with its charter, the Audit/Compliance Committee approves, in advance, all audit and permissible non-audit services to be performed by the independent registered public accounting firm. Such approval process ensures that the external auditor does not provide any non-audit services to the Company that are prohibited by law or regulation.

In addition, the Audit/Compliance Committee has established a policy regarding pre-approval of all audit and permissible non-audit services provided by the independent registered public accounting firm. Requests for services by the independent registered public accounting firm for compliance with the auditor services policy must be specific as to the particular services to be provided. The request may be made with respect to either specific services or a type of predictable or recurring service.

During the year ended December 31, 2009, all services were approved, in advance, by the Audit/Compliance Committee in compliance with these procedures.

STOCK OWNERSHIP

The following table provides information as of May 3, 2010 about the persons known to Ocean Shore Holding to be the beneficial owners of more than 5% of the Company’s outstanding common stock. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investing power.

Name and Address	Number of Shares Owned		Percent of Common Stock Outstanding
Ocean City Home Bank Employee Stock Ownership Plan 1001 Asbury Avenue Ocean City, New Jersey 08226	580,588	(1)	7.94%

M3 Funds, LLC M3 Partners, LP M3F, Inc. Jason A. Stock William C. Waller 215 South State Street, Suite 1170 Salt Lake City, Utah 84111	573,057	(2)	7.84%

Hovde Capital Advisors LLC Eric D. Hovde Steven D. Hovde 1826 Jefferson Place, N.W. Washington, D.C. 20036	432,944	(3)	5.92%

Tyndall Capital Partners, L.P. Jeffrey S. Halis 599 Lexington Avenue, Suite 4100 New York, New York 10022	374,744	(4)	5.13%

(1)	Based on information contained in a Schedule 13G filed with the U.S. Securities and Exchange Commission on February 12, 2010.
(2)	Based on information contained in a Schedule 13G filed with the U.S. Securities and Exchange Commission on January 8, 2010.
(3)	Based on information contained in a Schedule 13G/A filed with the U.S. Securities and Exchange Commission on February 4, 2010.
(4)	Based on information contained in a Schedule 13G filed with the U.S. Securities and Exchange Commission on February 16, 2010.

The following table provides information as of May 3, 2010 about the shares of Ocean Shore Holding common stock that may be considered to be beneficially owned by each director, each executive officer named in the summary compensation table and all directors and executive officers of the Company as a group. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the number of shares shown. The number of shares beneficially owned by all directors and executive officers as a group totaled 7.12% of our outstanding common stock as of May 3, 2010. Each director and named executive officer owned less than 1% of our outstanding common stock as of that date, except for Steven E. Brady, who owned 1.87%.

Name	Common Stock(1)		Options Exercisable Within 60 Days	Total
Directors
Sylva A. Bertini	17,008		15,123	32,131
Steven E. Brady	63,369		73,332	136,701
Frederick G. Dalzell, MD	36,950	(2)	15,123	52,073
John L. Van Duyne, Jr.	18,384		15,123	33,507
Christopher J. Ford	16,355		15,123	31,478
Robert A. Previti, Ed.D	16,757	(3)	15,123	31,880
Samuel R. Young	14,978	(4)	15,123	30,101
Named Executive Officers Who Are Not Also Directors
Kim M. Davidson	26,095		10,285	36,380
Anthony J. Rizzotte	32,212	(5)	10,360	42,572
All directors and executive officers as a group (14 persons)	312,412		207,819	520,231

(1)	This column includes the following:

	Shares Held in Trust and Awarded under the Equity Incentive Plan	Shares Held in Trust Pursuant to Deferred Compensation Plan	Shares Held in Trust and Allocated Under Ocean City Home Bank ESOP and ESOP SERP	Shares Held in Trust and Credited Under the Ocean City Home Bank 401(k) Plan
Ms. Bertini	1,354	—	—	—
Mr. Brady	7,544	3,021	7,924	28,021
Mr. Dalzell	1,354	3,307	—	—
Mr. Van Duyne, Jr.	1,354	12,921	—	—
Mr. Ford	1,354	3,706	—	—
Mr. Previti	1,354	2,282	—	—
Mr. Young	1,354	—	—	—
Ms. Davidson	2,602	1,178	3,421	17,263
Mr. Rizzotte	3,165	2,311	5,197	15,300

(2)	Includes 3,429 shares held by Dr. Dalzell’s spouse and 23,189 shares held by a limited liability company in which Dr. Dalzell has sole voting power.
(3)	Includes 87 shares held by Dr. Previti’s son.
(4)	Includes 879 shares held by Mr. Young’s spouse.
(5)	Includes 5,137 shares that are pledged as security for a loan.

ITEMS TO BE VOTED ON BY STOCKHOLDERS

Item 1—Election of Directors

The Company’s Board of Directors currently consists of seven members. Pursuant to New Jersey law, the seven members will be elected at the annual meeting to serve for a term of one, two or three years, and until their respective successors have been duly elected and qualified. The nominees to serve for a one-year term, and until their successors have been duly elected and qualified, are Sylva A. Bertini, Christopher J. Ford and John L. Van Duyne, Jr. The nominees to serve for a two-year term, and until their respective successors have been duly elected and qualified, are Frederick G. Dalzell, MD and Robert A. Previti, Ed.D. The nominees to serve for a three-year term, and until their respective successors have been duly elected and qualified, are Steven E. Brady and Samuel R. Young. All of the nominees are currently directors of Ocean Shore Holding and Ocean City Home. Following the election of directors at the annual meeting, the Board will be divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year.

Unless you indicate on the proxy card that your shares should not be voted for certain nominees, the Board of Directors intends that the proxies solicited by it will be voted for the election of all of the Board’s nominees. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors. At this time, we know of no reason why any nominee might be unable to serve.

Information regarding the Board of Directors’ nominees and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his or her current occupation for the last five years. The age indicated for each individual is as of December 31, 2009. The indicated period of service as a director includes the period of service as a director of Ocean City Home.

Board Nominees for Terms Ending in 2011

Sylva A. Bertini retired as Vice President of Ocean City Home in March 2000. Age 73. Director since 2000.

Through her affiliation with Ocean City Home for over 30 years, Ms. Bertini brings in-depth knowledge and understanding of the Company’s history and operations. In addition, Ms. Bertini has been a resident of Ocean City, New Jersey for over 40 years and is an active member of the community, having operated a local business for 20 years, and currently holding various positions in a number of local charitable and civic organizations. Ms. Bertini’s active involvement in the community has helped put her in touch with the local consumer environment.

Christopher J. Ford is a scout for the Philadelphia 76ers basketball team. He served as the Philadelphia 76ers interim head basketball coach from February 2004 until April 2004 and as an assistant coach from July 2003 until February 2004. Mr. Ford was the head coach of the Brandeis University men’s basketball team from October 2000 until June 2004. He also served as head coach of the Boston Celtics and the Milwaukee Bucks and had a 10-year career as a player in the National Basketball Association. Age 60. Director since 2004.

Mr. Ford has been a lifelong resident of southern New Jersey. His over 28-years experience in the NBA, which included ten years as a player, nine years as a head coach and eight years as an assistant coach have given Mr. Ford leadership qualities that are invaluable as a Board member. Through his involvement in a number of local charitable and civic organizations, and his extensive ties in the community, Mr. Ford brings to the Board an in-depth knowledge of the market area in which Ocean City Home operates.

John L. Van Duyne, Jr. is an officer and owner of Van Duyne Builders, Inc. Mr. Van Duyne, Jr. is also an officer and part owner of Van Duyne & Bruin, LLC, a general contractor business. Age 57. Director since 1999.

Mr. Van Duyne is a lifelong resident of southern New Jersey with extensive knowledge of Ocean City Home’s market area. As owner of general contractor businesses in the southern New Jersey area and Board member of the Construction Board of Appeals for Margate, New Jersey, Mr. Van Duyne offers the Board significant knowledge related to the local real estate industry, including land development and applicable regulatory processes. Mr. Van Duyne’s career as a small business owner also provides Ocean City Home with organizational understanding and management expertise.

Board Nominees for Terms Ending in 2012

Frederick G. Dalzell, MD is an orthopedic surgeon at Atlantic Shore Orthopedic Associates. Age 57. Director since 2000.

Dr. Dalzell’s career as a well-respected orthopaedic surgeon in the local community, as well as his lifelong residency in southern New Jersey, have given him strong ties to Ocean City Home’s community. Dr. Dalzell’s service as Vice President of the Linwood Board of Education and past President of the New Jersey Orthopaedic Society have given him extensive leadership experience that he brings to the Board.

Robert A. Previti, Ed.D. is the school superintendent for the Brigantine Board of Education. Age 56. Director since 2000.

Throughout his career, Dr. Previti has taken an active role in improving the quality of education provided to local school children through his current position as superintendent of schools for the Brigantine public school district, his involvement on the Atlantic City Board of Education for almost 20 years, and his involvement in various district, county and state educational and policy driven initiatives. Dr. Previti has gained extensive leadership experience throughout his career, which has made him a significant contribution to the Board. Dr. Previti’s experience and lifelong residency in southern New Jersey have given him strong ties to the local community and extensive knowledge of Ocean City Home’s market area.

Board Nominees for Terms Ending in 2013

Steven E. Brady has been the President and Chief Executive Officer of Ocean City Home since 1991 and the President of Ocean Shore Holding since its formation in 1998. Age 56. Director since 1991.

Mr. Brady’s extensive experience in the local banking industry and involvement in the communities served by Ocean City Home affords the Board valuable insight regarding the business and operation of Ocean City Home and Company. Mr. Brady has gained extensive leadership experience and knowledge of the banking industry through his involvement as a former member of the Philadelphia Federal Reserve Advisory Board, and his current membership on the Government Affairs Council and Professional Development Committee of the American Bankers Association and the Board of Governors of the New Jersey League of Community Banks. Mr. Brady’s extensive knowledge of all aspects of Ocean City Home’s and the Company’s business and history, combined with his success and strategic vision, position him well to continue to serve as our Director, President and Chief Executive Officer.

Samuel R. Young is the owner, President and Chief Executive Officer of Tilton Fitness Management, which develops, owns and operates commercial and hospital-affiliated health and fitness clubs. Mr. Young is also a Captain/Unit Commanding Officer in the United States Navy Reserves. Age 50. Director since 2004.

As the owner of a well-known health and fitness club in Ocean City Home’s local market area, Mr. Young has extensive business and management experience, including finance and accounting experience. Mr. Young’s involvement in a variety of local and civic organizations have further strengthened his ties to the local community.

Item 2—Approval of the Ocean Shore Holding Co. 2010 Equity Incentive Plan

On April 21, 2010, the Company’s Board of Directors adopted, subject to approval by stockholders at the annual meeting, the Ocean Shore Holding Co. 2010 Equity Incentive Plan (the “2010 Plan”). The 2010 Plan will become effective as of the date of approval by the Company’s stockholders.

The Board of Directors has reserved a total of 494,569 shares of common stock for issuance upon the grant or exercise of awards made pursuant to the 2010 Plan. Of these shares, the Company may grant up to 141,306 shares in the form of restricted stock and may grant stock options for up to 353,263 shares. These figures represent 1.9% and 4.8%, respectively, of the Company’s outstanding common stock following its conversion from the mutual holding company form of organization into a fully public company. Each employee and director of the Company and its affiliates may participate in the 2010 Plan. A summary of the 2010 Plan follows. This summary is qualified in its entirety by the full text of the 2010 Plan, which is attached to this proxy statement as Appendix A.

Summary of the 2010 Plan

Purpose. We believe that the 2010 Plan will promote the Company’s success by linking the personal interests of the employees and directors of the Company and its affiliates to the interests of the Company’s stockholders, and by providing participants with an incentive for outstanding performance.

Permissible Awards. The 2010 Plan authorizes awards in any of the following forms:

•	options to purchase shares of Company common stock, which may either be non-statutory stock options or incentive stock options under Section 422 of the U.S. Internal Revenue Code (the “Code”); and

•	restricted stock awards, which are subject to restrictions on transferability and forfeiture.

Shares Available for Awards. Subject to adjustment as provided in the 2010 Plan, the 2010 Plan reserves a total of 494,569 shares of common stock for issuance pursuant to awards granted under the 2010 Plan, of which up to 141,306 shares may be granted in the form of restricted stock awards and up to 353,263 shares may be granted in the form of stock options.

Eligibility. Our officers, employees and non-employee directors are eligible to receive awards under the plan. However, only officers and employee are eligible to receive an award of incentive stock options. The size of individual awards is limited under the applicable OTS regulation: (i) an individual officer or employee may not receive an award covering in excess of 25% of the number of shares available in each of the restricted stock and stock option share reserves and (ii) an invidual non-employee director may not receive in excess of five percent of the number of shares available in each of the restricted stock and stock option share reserves (subject to an overall limit of 30% in the aggregate for all non-employee directors).

Limitations on Awards. We may grant stock options for a maximum of 88,316 shares of common stock under the 2010 Plan to any one person during any one calendar year.

Section 162(m) of the Internal Revenue Code. Section 162(m) of the Code denies a tax deduction to public companies for compensation paid to certain “covered employees” in a taxable year in excess of $1,000,000, unless the compensation meets certain exceptions, such as performance-based compensation. Stock options granted at fair market value may qualify as “performance-based compensation” if the plan under which the options are granted is approved by the stockholders and the plan states the maximum number of options that may be granted any individual over a specified period of time. For grants of restricted stock shares to meet the requirements of Section 162(m) of the Code, stockholders must approve the material provision of the plan regarding performance goals under which the awards will vest. The 2010 Plan contains all of these features and will enable awards under the 2010 Plan to qualify for full tax deductibility to the Company under Section 162(m) of the Code, if we so desire.

Administration. We expect a committee appointed by the Board of Directors, which consists of at least two disinterested directors (the “Committee”), will administer the 2010 Plan. However, at times, the Board of Directors may administer the 2010 Plan. The Committee will designate participants; determine the type or types of awards to be granted to each participant and the number, terms and conditions of awards; establish, adopt or revise any rules and regulations it deems advisable to administer the 2010 Plan; and make all other decisions and determinations necessary under the 2010 Plan.

Limitations on Transfer; Beneficiaries. Generally, participants may not assign or transfer awards, other than by will or the laws of descent and distribution or, except in the case of an incentive stock option, by a qualified domestic relations order. The Committee may permit other transfers, however, where it concludes that a transfer will not accelerate taxation, will not cause any option intended to be an incentive stock option to fail to qualify as such, and that a transfer is otherwise appropriate and desirable, taking into account any factors deemed relevant, including, without limitation, applicable state or federal tax or securities laws or regulations. A participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the participant and receive any distribution with respect to any award upon the participant’s death.

Vesting Requirements. Under the 2010 Plan, awards may be earned over a specified time period and/or by reference to the attainment of specified performance conditions. Under applicable OTS rules, awards made under a time-based vesting schedule may vest no more rapidly than at the rate of 20% per year, beginning on the first anniversary of the grant date. Subject to this regulatory limitation, the Committee may also include performance-based vesting conditions in any award. The 2010 Plan identifies a variety of industry-specific performance metrics from among which the Committee may choose the vesting conditions applicable to a specific award or portion of an award.

Acceleration Upon Certain Events. Unless an award agreement provides otherwise, if a participant’s service terminates by reason of death or disability, all of the participant’s outstanding options and restricted stock awards will become fully exercisable and all time-based vesting restrictions on the outstanding awards will lapse. The vesting of awards will also accelerate upon a change in control, as defined in the 2010 Plan.

Adjustments. In the event of a stock split, a dividend payable in shares of Company common stock, or a combination or consolidation of the Company’s common stock into a lesser number of shares, the 2010 Plan provides for the automatic proportionate adjustment of the share authorization limits, and the shares then subject to each award under the 2010 Plan, without any change in the aggregate purchase price for each award. If the Company is involved in another corporate transaction or event that affects its common stock, such as an extraordinary cash dividend, recapitalization, merger, consolidation, split-up, spin-off, combination or exchange of shares, the share authorization limits under the 2010 Plan will be adjusted proportionately and the Committee will adjust the 2010 Plan and outstanding awards as necessary to preserve the benefits or potential benefits of the awards.

New Plan Benefits. No grants have been made with respect to the shares reserved for issuance under the 2010 Plan. The number of shares that may be granted to any director, executive officer named in the Summary Compensation Table below or any other employee is not determinable at this time because such grants are subject to the discretion of the Committee.

Termination and Amendment

The Board of Directors or the Committee may, at any time and from time to time, terminate, modify or amend the 2010 Plan. Stockholders must approve amendments to the 2010 Plan that will materially increase the number of shares of stock issuable under the 2010 Plan, expand the types of awards provided under the 2010 Plan, materially expand the class of participants eligible to participate in the 2010 Plan, materially extend the term of the 2010 Plan, reduce the exercise price of stock options or otherwise constitute a material amendment requiring stockholder approval under applicable stock market or stock exchange listing requirements, laws, policies or regulations. In addition, the Board of Directors or the Committee may condition any amendment on the approval of the stockholders for any other reason. No termination or amendment of the 2010 Plan may adversely affect any award previously granted under the 2010 Plan without the written consent of the affected participant.

Prohibition on Repricing

As discussed above under “Termination and Amendment,” outstanding stock options cannot be repriced, directly or indirectly, without the prior consent of the Company’s stockholders. The exchange of an “underwater” option (i.e., an option having an exercise price in excess of the current market value of the underlying stock) for another award under the 2010 Plan would be considered an indirect repricing and would, therefore, require the prior consent of the Company’s stockholders.

Certain Federal Income Tax Effects

Non-statutory Stock Options. An option holder does not recognize any income upon the grant of a non-statutory stock option under the 2010 Plan. When the optionee exercises a non-statutory option, however, he or she will recognize ordinary income equal to the excess of the fair market value of the common stock received upon exercise of the option at the time of exercise over the exercise price, and the Company will be allowed a corresponding federal income tax deduction, subject to any applicable limitations under Code Section 162(m). Any gain that the optionee realizes when he or she later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the optionee held the shares.

Incentive Stock Options. An option holder typically does not recognize any income upon the grant or exercise of an incentive stock option. If the optionee holds the option shares for at least two years after the date we grant the option and for one year after receiving the shares upon exercise, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and the Company will not be entitled to a federal income tax deduction. If the optionee disposes of the option shares in a sale, exchange, or other disqualifying disposition before the expiration of the required holding periods, he or she will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise over the exercise price, and the Company will be allowed a federal income tax deduction equal to that same amount. While the exercise of an incentive stock option may not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price may be an item of adjustment for purposes of determining the optionee’s alternative minimum taxable income.

Restricted Stock. Unless a participant makes an election to accelerate recognition of income to the date of grant as described below, a participant will not recognize income, and the Company will not be allowed a federal income tax deduction at the time a restricted stock award is granted, provided that the award is subject to restrictions on transfer and is subject to a substantial risk of forfeiture. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the common stock as of that date (less any amount he or she paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). If the participant files an election under Code Section 83(b) within 30 days after the date of grant of the restricted stock, he or she will recognize ordinary income as of the date of grant equal to the fair market value of the stock on that date (less any amount paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). Any future income recognized in the stock will be taxable to the participant at capital gains rates. However, if the participant later forfeits the stock, the participant will not be able to recover the tax previously paid pursuant to the Code Section 83(b) election.

The Board of Directors recommends that stockholders vote “FOR” the approval of the Ocean Shore Holding Co. 2010 Equity Incentive Plan.

Item 3—Ratification of the Independent Registered Public Accounting Firm

The Audit/Compliance Committee of the Board of Directors has appointed Deloitte & Touche LLP to be the Company’s independent registered public accounting firm for the 2010 fiscal year, subject to ratification by stockholders. A representative of Deloitte & Touche LLP is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

If the ratification of the appointment of the independent registered public accounting firm is not approved by stockholders at the annual meeting, the Audit/Compliance Committee will consider other independent registered public accounting firms.

The Board of Directors recommends that stockholders vote “FOR” the ratification of the appointment of the independent registered public accounting firm.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table provides information concerning total compensation earned or paid to the Chief Executive Officer and the two other most highly compensated executive officers of the Company who served in such capacities at December 31, 2009. These three officers are referred to as the named executive officers in this proxy statement.

Name and Principal Position	Year	Salary ($)	Bonus ($)	All Other Compensation ($)(1)	Total ($)
Steven E. Brady	2009	391,200	80,000	62,855	534,055
President and CEO	2008	374,615	75,000	70,805	520,420

Anthony J. Rizzotte	2009	203,615	25,000	29,267	257,882
Exec. Vice President	2008	196,846	25,000	35,525	257,371

Kim M. Davidson	2009	152,616	25,000	13,676	191,292
Exec. Vice President	2008	144,308	25,000	17,614	186,922

(1)	Details of the amounts reported in “All Other Compensation” for 2009 are provided in the table below.

	Mr. Brady	Mr. Rizzotte	Ms. Davidson
Club dues	$9,522	$786	$—
Employee stock ownership plan	11,045	9,453	6,930
Employer contributions to 401(k) Plan	8,250	8,145	4,443
Long-term care	7,180	6,423	296
Imputed income on split dollar life insurance	3,868	1,498	201
Supplemental disability benefit	437	395	—
Supplemental health care benefit *	16,767	—	—
Long-term disability executive carve-out	3,212	1,487	918
Dividends paid on unvested restricted stock awards	2,574	1,080	888

*	The other named executive officers receive health care coverage under Ocean City Home’s employee benefit program available to all Ocean City Home employees.

Employment Agreements. Ocean Shore Holding and Ocean City Home entered into a three-year employment agreement with Steven E. Brady effective December 21, 2004. The agreement was amended and restated in its entirety as of December 17, 2008 for the purpose of complying with Section 409A of the Internal Revenue Code. The current term of the agreement expires on December 21, 2012. The employment agreement provides that on each anniversary of the effective date of the agreement, the Board of Directors may extend the agreement for an additional year, unless Mr. Brady elects not to extend the term. The agreement sets forth Mr. Brady’s base salary, which for 2010 is $390,000, along with participation in discretionary bonuses or other incentive compensation provided to senior management, and participation in stock benefit plans and other fringe benefits applicable to executive personnel. The agreement provides that if the Company or Ocean City Home discontinues the type or level of health coverage provided to Mr. Brady as of the effective date of the employment agreement, Ocean City Home, at Mr. Brady’s election, will continue to provide him with such health coverage through an executive carve-out plan. The maximum amount that the Company would be obligated to pay under the carve-out plan is $17,940, subject to an annual 20% increase.

Under the terms of his employment agreement, Mr. Brady is subject to a one-year non-compete if he terminates his employment for good reason (as defined in the agreement) or he is terminated without cause (as defined in the agreement). If Mr. Brady voluntarily terminates his employment with Ocean City Home or the Company, he is subject to a four month non-compete.

See “Retirement Benefits” and “Other Potential Post-Termination Benefits” for a discussion of the benefits and payments Mr. Brady may receive under his employment agreement upon his retirement or termination of employment.

Ocean City Home has entered into change in control agreements with Mr. Rizzotte and Ms. Davidson. See “Other Potential Post-Termination Benefits—Payments made Upon a Change in Control” for a description of the terms of the agreements.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information as of December 31, 2009 concerning vested and unvested unexercised stock options and stock awards for each named executive officer. Unvested stock options and stock awards will become fully vested upon a change in control of the Company or upon death or termination of employment due to a disability.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercis- able		Option Expiration Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)
Steven E. Brady	71,750	(3)	17,938	(3)	$13.19	8/10/2015	7,544	67,519
	1,582	(4)	2,374	(4)	$11.32	11/20/2017

Anthony J. Rizzotte	9,496	(3)	2,374	(3)	$13.19	8/10/2015	3,165	28,327
	864	(4)	1,297	(4)	$11.32	11/20/2017

Kim M. Davidson	7,737	(3)	1,935	(3)	$13.19	8/10/2015	2,602	23,288
	1,318	(5)	880	(5)	$14.78	11/21/2016
	1,230	(4)	1,847	(4)	$11.32	11/20/2017

(1)	These restricted stock grants vest at the rate of 20% per year, beginning on August 10, 2006.
(2)	Based upon the Company’s closing stock price of $8.95 on December 31, 2009.
(3)	These stock options vest at the rate of 20% per year, beginning on August 10, 2006.
(4)	These stock options vest at the rate of 20% per year, beginning on November 20, 2008.
(5)	These stock options vest at the rate of 20% per year, beginning on November 21, 2007.

Retirement Benefits

Ocean City Home maintains salary continuation agreements with Messrs. Brady and Rizzotte and Ms. Davidson to provide the executives with additional compensation at retirement or upon termination of employment by reason of death or disability. Messrs. Brady and Rizzotte and Ms. Davison are entitled to an annual benefit for a period of 20, 15 and 15 years, respectively, upon normal retirement at or after age 60. Under the agreements, the benefit amount is (i) for Mr. Brady, the greater of (a) 50% of the highest rate of base salary in the 36-month period preceding separation from service or (b) $221,831; (ii) for Mr. Rizzotte, $114,489; and (iii) for Ms. Davidson, 25% of base salary at separation from service. A reduced benefit is payable if the executive retires prior to age 60. The annual benefits are payable on a monthly basis to the executives or their designated beneficiaries. Benefits payable under the salary continuation agreements are reduced by any benefits paid under the executives’ split dollar life insurance agreements.

Mr. Brady’s employment agreement provides that if he terminates employment at or after attaining age 60 for any reason other than cause, Ocean City Home will continue health insurance coverage for Mr. Brady and his spouse until they both reach age 65. After that, Ocean City Home will fund the cost of Medicare supplement coverage for Mr. Brady and his spouse for the remainder of their respective lives.

Ocean City Home maintains a stock-based deferred compensation plan under which named executive officers may defer a discretionary bonus awarded to them upon meeting certain performance benchmarks established by the Board. The executive’s account balance under the plan will be distributed to the executive following the executive’s termination of service for any reason in either a lump sum or over a period of years, as elected by the executive.

Ocean City Home also maintains a supplemental executive retirement plan to provide restorative payments to executives designated by the Board of Directors who are prevented from receiving the full benefits contemplated by the employee stock ownership plan’s benefit formula and the full matching contribution under the 401(k) plan. Ocean City Home’s Board of Directors has designated Mr. Brady to participate in the plan. The restorative payments under the plan consist of payments in lieu of shares that cannot be allocated to the participant’s account under the employee stock ownership plan and payments for employer matching contributions that cannot be allocated under the 401(k) plan due to the legal limitations imposed on tax-qualified plans. The benefits under the plan will be paid to Mr. Brady at the same time benefits are paid under the employee stock ownership plan and 401(k) plan.

Other Potential Post-Termination Benefits

Payments Made Upon Termination for Cause or Voluntary Termination by Executive. If Mr. Brady is terminated for cause, he will receive his base salary through the date of termination and may retain the rights to any vested benefits subject to the terms of the plan or agreement under which those benefits are provided. If Mr. Brady voluntarily terminates his employment under circumstances that would not constitute good reason (as defined in his employment agreement), he will be entitled to receive his base salary for a period of four months and will be subject to a non-compete agreement for that four month period.

Payments Made Upon Termination without Cause or for Good Reason. Mr. Brady’s employment agreement provides that if we choose to terminate his employment for reasons other than for cause, or if Mr. Brady resigns after specified circumstances that would constitute good reason, Mr. Brady will be entitled to receive an amount equal to his base salary due for the remaining term of his agreement, along with the contributions that would have been made on his behalf during the remaining term of his agreement to any of our employee benefit plans. We also will continue and/or pay for Mr. Brady’s life, health and dental coverage for the remaining term of his employment agreement. If Mr. Brady voluntarily terminates his employment agreement for good reason, he will be subject to a one year non-compete agreement.

Payments Made Upon Disability. Under Mr. Brady’s employment agreement, if he becomes disabled and his employment is terminated, he will be entitled to disability pay equal to 100% of his bi-weekly base salary in effect at the date of termination. He would continue to receive disability payments until the earlier of: (i) the date he returns to full employment with us, (ii) his death, (iii) attainment of age 65, or (iv) the date his employment agreement would have terminated had his employment not terminated because of disability. All disability payments would be reduced by the amount of any disability benefits payable under our disability plans. In addition, Mr. Brady would continue to be covered to the greatest extent possible under all benefit plans in which he participated prior to his disability as if he were actively employed by us.

Under their salary continuation agreements, if Messrs. Brady or Rizzotte or Ms. Davidson terminates employment prior to age 60 as a result of a disability, Ocean City Home will deposit into a trust for the benefit of the executive the amount that has been or should have been accrued on Ocean City Home’s financial statements, whichever is greater, with respect to Ocean City Home’s obligations under the agreement. If the executive remains disabled as of age 60 and the assets of the trust are insufficient to provide the executive with the annual benefit due to the executive following retirement at that age, Ocean City Home will contribute an additional amount to the trust that, when combined with the existing assets of the trust, would provide the executive with the normal retirement benefit under the agreement.

Upon termination due to disability, outstanding stock options granted pursuant to our 2005 Equity Incentive Plan automatically vest and remain exercisable until the earlier of one year from the date of termination due to disability or the expiration date of the stock options. Non-vested stock award shares granted to these officers under the plan also vest in full upon termination due to disability.

Payments Made Upon Death. Under his employment agreement, Mr. Brady’s estate is entitled to receive the compensation due to him through the end of the month in which his death occurs.

Under Ocean City Home Bank’s Stock-Based Deferred Compensation Plan, if the executive dies before the end of the deferral period or after termination of employment but before the distribution of the executive’s account balance, the executive’s designated beneficiary or estate will receive the benefits to which the executive was entitled.

Under their salary continuation agreements, if Messrs. Brady or Rizzotte or Ms. Davidson dies while in active service with Ocean City Home, their designated beneficiaries are entitled to an annual benefit for a period of 20, 15 and 15 years, respectively. Under the agreements, the benefit amount is (i) for Mr. Brady, the greater of (a) 50% of the highest rate of base salary in the 36-month period preceding separation from service or (b) $221,831; (ii) for Mr. Rizzotte, $114,489; and (iii) for Ms. Davidson, 25% of base salary at separation from service. If the executive dies after payments under the agreement have commenced, their designated beneficiary will be entitled to the remaining payments. No benefit will be payable under the salary continuation agreements if any benefit is paid under the executives’ split dollar life insurance agreements.

Ocean City Home maintains split-dollar life insurance agreements with Messrs. Brady and Rizzotte and Ms. Davidson. The agreements provide each executive’s beneficiary with a cash payment upon the death of the executive. If the executive terminates employment prior to age 60 other than by reason of disability or following a change in control, the death benefit will be reduced proportionately by reference to the vested benefit under the executive’s salary continuation agreement.

Ocean City Home maintains a Director and Executive Life Insurance Plan that provides the named executive officers with death benefits for their designated beneficiaries. If the officer dies while actively employed by Ocean City Home, the death benefit will be equal to three times the officer’s base annual salary (as defined in the plan), less any group term life insurance benefit. If the officer dies following termination of employment with Ocean City Home where termination is due to disability, after early retirement age (as determined under the plan) or within two years of a change in control, the death benefit will be equal to two times the officer’s base annual salary upon termination of employment. Participation in the plan ceases immediately upon termination for cause (as defined in the plan), termination prior to early retirement for reasons other than disability or following a change in control or upon actively working for a new employer following termination due to disability.

Upon termination due to death, outstanding stock options granted pursuant to our 2005 Equity Incentive Plan automatically vest and remain exercisable until the earlier of one year from the date of death or the expiration date of the stock options. Non-vested restricted stock awards granted to these officers under the plan also vest in full upon death.

Payments Made Upon a Change in Control. Mr. Brady’s employment agreement provides that if during the two year period following a change in control (as defined in the agreement) Mr. Brady’s employment is terminated without cause or he voluntary terminates his employment for good reason, Mr. Brady will be entitled to a severance payment equal to 2.99 times the average of his annual compensation over the five calendar years preceding the change in control. For purposes of this calculation, annual compensation will include all taxable income plus any retirement contributions or benefits made or accrued on his behalf during the period. In addition, Mr. Brady also will be entitled to receive the contributions he would have received under our retirement programs for a period of 36 months, as well as health, life and disability coverage for that same time period.

Section 280G of the Internal Revenue Code provides that payments related to a change in control that equal or exceed three times the individual’s “base amount” (defined as average annual taxable compensation over the five preceding calendar years) constitute “excess parachute payments.” Individuals who receive excess parachute payments are subject to a 20% excise tax on the amount that exceeds the base amount, and the employer may not deduct such amounts. Mr. Brady’s employment agreement provides that if the total value of the benefits provided and payments made to him in connection with a change in control, either under his employment agreement alone or together with other payments and benefits that he has the right to receive from Ocean Shore Holding and Ocean City Home, exceed three times his base amount (“280G Limit”), his severance payment will be reduced or revised so that the aggregate payments do not exceed his 280G Limit.

Ocean City Home has entered into change in control agreements with Mr. Rizzotte and Ms. Davidson. The agreements were entered into effective December 21, 2004 and had an initial term of three years for Mr. Rizzotte and two years for Ms. Davidson. On each anniversary of the date of the agreement the Board of Directors may extend the agreement for an additional year, unless the executive requests that the term not be extended. As a result of the amendment of Ms. Davidson’s agreement and extensions approved by the Board of Directors, the change in control agreements of Mr. Rizzotte and Ms. Davidson currently have terms through December 21, 2010. The agreements of Mr. Rizzotte and Ms. Davidson provide that if, following a change in control, the executive’s employment is terminated without cause or the executive voluntary terminates employment for good reason, the executive will be entitled to a severance payment equal to three times the average of his or her annual compensation over the five calendar years preceding the change in control, plus coverage under Ocean City Home’s health and welfare plans for 36 months. The terms “change in control” and “good reason” are defined in the change in control agreements. The change in control agreements provide that the total value of the benefits provided and payments made to an executive may not exceed his or her 280G Limit and that to avoid such a result the severance payment would be reduced.

Under their salary continuation agreements, Messrs. Brady and Rizzotte and Ms. Davidson are entitled to an annual benefit for a period of 20,15 and 15 years, respectively, following termination of employment before age 60 following a change in control. Under the agreements, the benefit amount is (i) for Mr. Brady, the greater of (a) 50% of the highest rate of base salary in the 36-month period preceding separation from service or (b) $221,831; (ii) for Mr. Rizzotte, $114,489; and (iii) for Ms. Davidson, 25% of base salary at separation from service. The annual benefits are payable on a monthly basis to the executives or their designated beneficiaries.

Under the terms of our employee stock ownership plan, upon a change in control (as defined in the plan), the plan trustee will repay in full any outstanding acquisition loan. After repayment of the acquisition loan, all remaining shares of our stock held in the loan suspense account, all other stock or securities, and any cash proceeds from the sale or other disposition of any shares of our stock held in the loan suspense account will be allocated among the accounts of all participants in the plan who were employed by us on the date immediately preceding the effective date of the change in control. The allocations of shares or cash proceeds shall be credited to each eligible participant in proportion to the opening balances in their accounts as of the first day of the valuation period in which the change in control occurred. Payments under our employee stock ownership plan are not categorized as parachute payments and, therefore, do not count towards each executive’s 280G Limit.

In addition to providing for benefits lost under the employee stock ownership plan and 401(k) plan as a result of limitations imposed by the Internal Revenue Code, the supplemental executive retirement plan also provides supplemental benefits to participants upon a change in control (as defined in the plan) before the complete scheduled repayment of the employee stock ownership plan loan. Mr. Brady is currently the only participant in the plan. The supplement benefit is equal to the benefit he would have received under our employee stock ownership plan, had he remained employed throughout the term of the plan’s acquisition loan, less the benefits actually provided under the employee stock ownership plan on his behalf. All benefits received under this plan count towards Mr. Brady’s 280G Limit.

In the event of a change in control of Ocean Shore Holding or Ocean City Home, outstanding stock options granted pursuant to our 2005 Equity Incentive Plan automatically vest and, if the option holder is terminated other than for cause within 12 months of the change in control, will remain exercisable until the expiration date of the stock options. Restricted stock awards granted to these officers under the plan also vest in full upon a change in control. The value of the accelerated options and restricted stock grants count towards Mr. Brady’s 280G Limit.

OTHER INFORMATION RELATING TO DIRECTORS AND EXECUTIVE OFFICERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who own more than 10% of any registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

Based solely on the Company’s review of copies of the reports it has received and written representations provided to it from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in Ocean Shore Holding common stock during the year ended December 31, 2009.

Policies and Procedures for Approval of Related Persons Transactions

We maintain a Policy and Procedures Governing Related Person Transactions, which is a written policy and set of procedures for the review and approval or ratification of transactions involving related persons. Under the policy, related persons consist of directors, director nominees, executive officers, persons or entities known to us to be the beneficial owner of more than five percent of any outstanding class of the voting securities of the Company, or immediate family members or certain affiliated entities of any of the foregoing persons.

Transactions covered by the policy consist of any financial transaction, arrangement or relationship or series of similar transactions, arrangements or relationships, in which:

•	the aggregate amount involved will or may be expected to exceed $50,000 in any calendar year;

•	the Company is, will, or may be expected to be a participant; and

•	any related person has or will have a direct or indirect material interest.

The policy excludes certain transactions, including:

•	any compensation paid to an executive officer of the Company if the Compensation Committee of the Board approved (or recommended that the Board approve) such compensation;

•	any compensation paid to a director of the Company if the Board or an authorized committee of the Board approved such compensation; and

•

any transaction with a related person involving consumer and investor financial products and services provided in the ordinary course of the Company’s business and on substantially the same terms as those prevailing at the time for comparable services provided to unrelated third parties or to the Company’s employees on a broad basis (and, in the case of loans, in compliance with the Sarbanes-Oxley Act of 2002).

Related person transactions will be approved or ratified by the Audit/Compliance Committee. In determining whether to approve or ratify a related person transaction, the Audit/Compliance Committee will consider all relevant factors, including:

•	whether the terms of the proposed transaction are at least as favorable to the Company as those that might be achieved with an unaffiliated third party;

•	the size of the transaction and the amount of consideration payable to the related person;

•	the nature of the interest of the related person;

•	whether the transaction may involve a conflict of interest; and

•	whether the transaction involves the provision of goods and services to the Company that are available from unaffiliated third parties.

A member of the Audit/Compliance Committee who has an interest in the transaction will abstain from voting on approval of the transaction, but may, if so requested by the chair of the Audit/Compliance Committee, participate in some or all of the discussion.

Transactions with Related Persons

The Sarbanes-Oxley Act of 2002 generally prohibits loans by Ocean Shore Holding to its executive officers and directors. However, the Sarbanes-Oxley Act contains a specific exemption from such prohibition for loans by Ocean City Home to its executive officers and directors in compliance with federal banking regulations. Federal regulations require that all loans or extensions of credit to executive officers and directors of insured institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features. Ocean City Home is therefore prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public, except for loans made pursuant to programs generally available to all employees. Notwithstanding this rule, federal regulations permit Ocean City Home to make loans to executive officers and directors at reduced interest rates if the loan is made under a benefit program generally available to all other employees and does not give preference to any executive officer or director over any other employee. No director or executive officer of the Company had a loan amount under such a program at December 31, 2009.

Pursuant to the Company’s Audit/Compliance Committee Charter, the Audit/Compliance Committee periodically reviews, no less frequently than quarterly, a summary of the Company’s transactions with directors and executive officers of the Company and with firms that employ directors, as well as any other related person transactions, for the purpose of recommending to the disinterested members of the Board of Directors that the transactions are fair, reasonable and within Company policy and should be ratified and approved. Also, in accordance with banking regulations, the Board of Directors reviews all loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, exceed the greater of $25,000 or 5% of Ocean Shore Holding’s capital and surplus (up to a maximum of $500,000) and such loan must be approved in advance by a majority of the disinterested members of the Board of Directors. Additionally, pursuant to the Company’s Code of Ethics and Business Conduct, all executive officers and directors of the Company must disclose any existing or emerging conflicts of interest to the President and Chief Executive Officer of the Company. Such potential conflicts of interest include, but are not limited to, the following: (i) the Company conducting business with or competing against an organization in which a family member of an executive officer or director has an ownership or employment interest and (ii) the ownership of more than 1% of the outstanding securities or 5% of total assets of any business entity that does business with or is in competition with the Company.

SUBMISSION OF BUSINESS PROPOSALS AND STOCKHOLDER NOMINATIONS

The Company must receive proposals that stockholders seek to include in the proxy statement for the Company’s next annual meeting no later than January 20, 2011. If next year’s annual meeting is held on a date more than 30 calendar days from June 30, 2010, a stockholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation for such annual meeting. Any stockholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

The Company’s Bylaws provide that, in order for a stockholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a stockholder must deliver notice of such nominations and/or proposals to the Secretary not less than 30 days prior to the date of the annual meeting; provided that if less than 40 days’ notice or prior public disclosure of the date of the annual meeting is given to stockholders, such notice must be received not later than the close of business on the 10th day following the day on which notice of the date of the annual meeting was mailed to stockholders or prior public disclosure of the meeting date was made. A copy of the Bylaws may be obtained from the Company.

STOCKHOLDER COMMUNICATIONS

The Company encourages stockholder communications to the Board of Directors and/or individual directors. Communications regarding financial or accounting policies may be made in writing to the Chairman of the Audit/Compliance Committee at Ocean Shore Holding Co. c/o Corporate Secretary, 1001 Asbury Avenue, Ocean City, New Jersey 08226 or by leaving a message at (609) 399-0012. Other communications to the Board of Directors may be made in writing to the Chairman of the Nominating/Corporate Governance Committee at Ocean Shore Holding Co. c/o Corporate Secretary, 1001 Asbury Avenue, Ocean City, New Jersey 08226 or by leaving a message at (609) 399-0012. Communications to individual directors may be made to such director in writing at Ocean Shore Holding Company, c/o Corporate Secretary, 1001 Asbury Avenue, Ocean City, New Jersey 08226 or by leaving a message for such director at (609) 399-0012.

MISCELLANEOUS

The Company will pay the cost of this proxy solicitation. In addition to the solicitation of proxies by mail, Regan & Associates, Inc., a proxy solicitation firm, will assist the Company in soliciting proxies for the annual meeting. The Company will pay a fee of up to $10,000 for these services, plus related expenses. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Ocean Shore Holding common stock. In addition to soliciting proxies by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone without receiving additional compensation.

The Company’s Annual Report to Stockholders has been mailed to persons who were stockholders as of the close of business on May 3, 2010. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Corporate Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.

A copy of the Company’s Annual Report on Form 10-K, without exhibits, for the year ended December 31, 2009, as filed with the Securities and Exchange Commission, will be furnished without charge to persons who were stockholders as of the close of business on May 3, 2010 upon written request to Kim M. Davidson, Corporate Secretary, Ocean Shore Holding Co., 1001 Asbury Avenue, Ocean City, New Jersey 08226.

If you and others who share your address own your shares in street name, your broker or other holder of record may be sending only one annual report and proxy statement to your address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, he or she should contact the broker or other holder of record. If you own your shares in street name and are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting your broker or other holder of record.

Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy card in the enclosed envelope.

Appendix A

OCEAN SHORE HOLDING CO.

2010 EQUITY INCENTIVE PLAN

ARTICLE 1

PURPOSE

The purpose of the Ocean Shore Holding Co. 2010 Equity Incentive Plan (the “Plan”) is to promote the success, and enhance the value, of Ocean Shore Holding Co. (the “Company”) by linking the personal financial and economic interests of employees, officers and directors of the Company or any Affiliate (as defined below) to those of Company shareholders and by providing such persons with an incentive for performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract and retain the services of employees, officers and directors upon whose judgment, interest and effort the successful conduct of the Company’s operation largely depends. Accordingly, the Plan permits the grant of equity incentive awards from time to time to selected employees, officers and directors of the Company and its Affiliates.

ARTICLE 2

DEFINITIONS

When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Article 2 unless the context clearly requires a different meaning. The following words and phrases shall have the following meanings:

“Affiliate” means an entity that directly or through one or more intermediaries controls, is controlled by or is under common control with, the Company, as determined by the Committee.

“Award” means any Option or Restricted Stock Award granted to a Participant under the Plan.

“Award Agreement” means a written document, in such form as the Committee prescribes from time to time, setting forth the terms and conditions of an Award.

“Board of Directors” means the Board of Directors of the Company.

“Change in Control” means the occurrence of any one of the following events:

(1) Merger: The Company merges into or consolidates with another corporation, or merges another corporation into the Company, and, as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Company immediately before the merger or consolidation;

(2) Acquisition of Significant Share Ownership: A report on Schedule 13D or another form or schedule (other than Schedule 13G) is filed or is required to be filed under Sections 13(d) or 14(d) of the Securities Exchange Act of 1934, if the schedule discloses that the filing person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of the Company’s voting securities, but this clause (2) shall not apply to beneficial ownership of Company voting shares held in a fiduciary capacity by an entity of which the Company directly or indirectly beneficially owns fifty percent (50%) or more of its outstanding voting securities; or

(3) Change in Board Composition: During any period of two consecutive years, individuals who constitute the Board of Directors at the beginning of the two-year period cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that for purposes of this clause (3), each director who is first elected by the Board (or first nominated by the Board for election by the stockholders) by a vote of at least two-thirds ( 2/3) of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period.

“Change in Control Price” means the highest price per share of Shares offered in conjunction with any transaction resulting in a Change in Control (as determined in good faith by the Committee if any part of the offered price is payable other than in cash) or, in the case of a Change in Control occurring solely by reason of a change in the composition of the Board of Directors, the highest Fair Market Value of the Shares on any of the thirty (30) trading days immediately preceding the date on which a Change in Control occurs.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Committee” means the committee of the Board of Directors described in Article 4 of the Plan.

“Company” means Ocean Shore Holding Co., a New Jersey corporation, or any successor corporation.

“Continuous Status as a Participant” means the absence of any interruption or termination of service as an employee, officer or director of the Company or any Affiliate, as applicable. Continuous service shall not be considered interrupted in the case of sick leave, military leave or any other absence approved by the Company or an Affiliate, in the case of transfers between payroll locations or between the Company, an Affiliate or a successor, or performance of services in an emeritus, advisory or consulting capacity; provided, however, that for purposes of an Incentive Stock Option.

“Covered Employee” means a covered employee as defined in Section 162(m)(3) of the Code.

“Disability” shall mean any illness or other physical or mental condition of a Participant that renders the Participant incapable of performing his or her customary and usual duties for the Company or an Affiliate, or any medically determinable illness or other physical or mental condition resulting from a bodily injury, disease or mental disorder which, in the judgment of the Committee, is permanent and continuous in nature. The Committee may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant’s condition. Notwithstanding the above, with respect to an Incentive Stock Option, “Disability” shall mean “Permanent and Total Disability” as defined in Section 22(e)(3) of the Code.

“Effective Date” has the meaning assigned to such term in Section 3.1 of the Plan.

“Eligible Participant” means an employee, officer or director of the Company or any Affiliate.

“Exchange” means any national securities exchange on which the Stock may from time to time be listed or traded.

“Fair Market Value” on any date, means (i) if the Stock is listed on an Exchange, the closing sales price on such exchange or over such system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Stock is not listed on a securities exchange, “Fair Market Value” shall mean a price determined by the Committee in good faith on the basis of objective criteria.

“Grant Date” means the date an Award is made by the Committee.

“Incentive Stock Option” means an Option that is intended to be an incentive stock option and meets the requirements of Section 422 of the Code or any successor provision thereto.

“Non-Employee Director” means a director of the Company or an Affiliate who is not a common law employee of the Company or an Affiliate.

“Non-Statutory Stock Option” means an Option that is not an Incentive Stock Option.

“Option” means a right granted to a Participant under Article 7 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Statutory Stock Option.

“Parent or Subsidiary” means a “parent corporation” or “subsidiary corporation” as such terms are defined in Sections 424(e) and (f) of the Code.

“Participant” means a person who, as an employee, officer or director of the Company or any Affiliate, has been granted an Award under the Plan; provided, however, that in the case of the death of a Participant, the term “Participant” refers to a beneficiary designated pursuant to Section 9.4 of the Plan or the legal guardian or other legal representative acting in a fiduciary capacity on behalf of the Participant under applicable state law and court supervision.

“Plan” means this Ocean Shore Holding Co. 2010 Equity Incentive Plan, as amended from time to time.

“Restricted Stock Award” means Stock granted to a Participant under Article 8 of the Plan that is subject to certain restrictions and to risk of forfeiture.

“Shares” means shares of the Company’s Stock. If there has been an adjustment or substitution pursuant to Article 10 of the Plan, the term “Shares” shall also include any shares of stock or other securities that are substituted for Shares or into which Shares are adjusted pursuant to Article 10 of the Plan.

“Stock” means the common stock of the Company, par value $0.01, and such other securities of the Company as may be substituted for Stock pursuant to Article 10 of the Plan.

“1933 Act” means the Securities Act of 1933, as amended from time to time.

“1934 Act” means the Securities Exchange Act of 1934, as amended from time to time.

ARTICLE 3

EFFECTIVE TERM OF PLAN

3.1 EFFECTIVE DATE. The Plan shall be effective as of the date it is approved by the shareholders of the Company (the “Effective Date”).

3.2 TERMINATION OF PLAN. The Plan shall terminate on the tenth anniversary of the Effective Date. The termination of the Plan on such date shall not affect the validity of any Award outstanding on the date of termination.

ARTICLE 4

ADMINISTRATION

4.1 COMMITTEE. The Plan shall be administered by a Committee appointed by the Board of Directors (which Committee shall consist of at least two disinterested directors) or, at the discretion of the Board of Directors from time to time, the Plan may be administered by the full Board of Directors. It is intended that at least two of the directors appointed to serve on the Committee shall be “non-employee directors” (within the meaning of Rule 16b-3 promulgated under the 1934 Act) and “outside directors” (within the meaning of Code Section 162(m) and the regulations thereunder) and that any such members of the Committee who do not so qualify shall abstain from participating in any decision to make or administer Awards that are made to Eligible Participants who, at the time of consideration for such Award, (i) are persons subject to the short-swing profit rules of Section 16 of the 1934 Act, or (ii) are reasonably anticipated to become Covered Employees during the term of the Award. However, the mere fact that a Committee member shall fail to qualify under either of the foregoing requirements or shall fail to abstain from such action shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan. The members of the Committee shall be appointed by, and may be changed at any time and from time to time in the discretion of, the Board of Directors. The Board of Directors may reserve for itself any or all of the authority and responsibility of the Committee under the Plan or may act as administrator of the Plan for any and all purposes. To the extent the Board of Directors has reserved any authority and responsibility or during any time that the Board of Directors is acting as administrator of the Plan, it shall have all the powers of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4.1) shall include the Board of Directors. To the extent any action of the Board of Directors under the Plan conflicts with actions taken by the Committee, the actions of the Board of Directors shall control.

4.2 ACTION AND INTERPRETATIONS BY THE COMMITTEE. For purposes of administering the Plan, the Committee may from time to time adopt rules, regulations, guidelines and procedures for carrying out the provisions and purposes of the Plan and make such other determinations, consistent with the Plan, as the Committee may deem appropriate. The Committee’s interpretation of the Plan, any Awards granted under the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties. Each member of the Committee is entitled, in good faith, to rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, by the Company’s or an Affiliate’s independent certified public accountants, by Company counsel or by any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

4.3 AUTHORITY OF COMMITTEE. Except as provided below, the Committee has the exclusive power, authority and discretion to:

(a) Grant Awards;

(b) Designate Participants;

(c) Determine the type or types of Awards to be granted to each Participant;

(d) Determine the number of Awards to be granted and the number of Shares to which an Award will relate;

(e) Determine the terms and conditions of any Award granted under the Plan, including, but not limited to, the exercise price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines;

(f) Accelerate the vesting, exercisability or lapse of restrictions of any outstanding Award in accordance with Articles 9 and 10 of the Plan, based in each case on such considerations as the Committee in its sole discretion determines;

(g) Prescribe the form of each Award Agreement, which need not be identical for each Participant;

(h) Decide all other matters that must be determined in connection with an Award;

(i) Establish, adopt or revise any rules, regulations, guidelines or procedures as it may deem necessary or advisable to administer the Plan;

(j) Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan; and

(k) Amend the Plan or any Award Agreement as provided herein.

Notwithstanding the above, the Board of Directors or the Committee may also delegate, to the extent permitted by applicable law, to one or more officers of the Company, the Committee’s authority under subsections (a) through (h) above, pursuant to a resolution that specifies the total number of Options or Restricted Stock Awards that may be granted under the delegation; provided that no officer may be delegated the power to designate himself or herself as a recipient of such Awards; and provided further, that no delegation of its duties and responsibilities may be made to officers of the Company with respect to Awards to Eligible Participants who as of the Grant Date are persons subject to the short-swing profit rules of Section 16 of the 1934 Act, or who as of the Grant Date are reasonably anticipated to become Covered Employees during the term of the Award. The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report to the Committee regarding the delegated duties and responsibilities.

4.4 AWARD AGREEMENTS. Each Award shall be evidenced by an Award Agreement. Each Award Agreement shall include such provisions, consistent with the Plan, as may be specified by the Committee.

ARTICLE 5

SHARES SUBJECT TO THE PLAN

5.1 NUMBER OF SHARES. Subject to adjustment as provided in Article 10 of the Plan, the aggregate number of Shares reserved and available for issuance pursuant to Awards granted under the Plan shall be 494,569.

5.2 SHARE COUNTING. To the extent that an Award is canceled, terminates, expires, is forfeited or lapses for any reason, any unissued Shares subject to the Award will again be available for issuance pursuant to Awards granted under the Plan.

5.3 STOCK DISTRIBUTED. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

5.4 LIMITATION ON AWARDS. Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided in Article 10), the maximum number of Shares that may be delivered pursuant to Awards under the Plan is 494,569, of which the maximum number of Shares that may be delivered pursuant to Award of Restricted Stock under the Plan is 141,306 and the maximum number that may be delivered pursuant to Option exercises is 353,263.

ARTICLE 6

ELIGIBILITY

Awards may be granted only to Eligible Participants; except that Incentive Stock Options may be granted only to Eligible Participants who are employees of the Company or a Parent or Subsidiary of the Company.

ARTICLE 7

STOCK OPTIONS

7.1 GENERAL. The Committee is authorized to grant Options to Participants on the following terms and conditions:

(a) Exercise Price. The exercise price of an Option shall not be less than the Fair Market Value per Share as of the Grant Date.

(b) Time and Conditions of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, subject to Section 7.1(d) of the Plan. The Committee shall also determine the conditions, if any, that must be satisfied before all or part of an Option may be exercised or vested. The Committee may waive any exercise or vesting provisions at any time in whole or in part based upon factors as the Committee may determine in its sole discretion so that the Option becomes exercisable or vested at an earlier date.

(c) Payment. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, Shares, or other property (including “cashless exercise” arrangements), and the methods by which Shares shall be delivered or deemed to be delivered to Participants.

(d) Exercise Term. In no event may any Option be exercisable for more than ten (10) years from the Grant Date.

7.2 INCENTIVE STOCK OPTIONS. The terms of any Incentive Stock Options granted under the Plan must comply with the following additional rules:

(a) Lapse of Option. Subject to any earlier termination provision contained in the Award Agreement, an Incentive Stock Option shall lapse upon the earliest of the following circumstances; provided, however, that the Committee may, prior to the lapse of the Incentive Stock Option under the circumstances described in subsections (3), (4) or (5) below, provide in writing that the Option will extend until a later date, but if an Option is so extended and is exercised after the dates specified in subsections (3) and (4) below, it will automatically become a Non-Statutory Stock Option:

(1) The expiration date set forth in the Award Agreement.

(2) The tenth anniversary of the Grant Date.

(3) Three (3) months after termination of the Participant’s Continuous Status as a Participant for any reason other than the Participant’s Disability or death.

(4) One (1) year after the Participant’s Continuous Status as a Participant by reason of the Participant’s Disability.

(5) One (1) year after the Participant’s death if the Participant dies while employed or during the three-month period described in paragraph (3), or during the one-year period described in paragraph (4), but before the Option otherwise lapses.

Unless the exercisability of the Incentive Stock Option is accelerated as provided in Articles 9 or 10 of the Plan, if a Participant exercises an Option after termination of employment, the Option may be exercised only with respect to the Shares that were otherwise vested on the Participant’s termination of employment. Upon the Participant’s death, any exercisable Incentive Stock Options may be exercised by the Participant’s Beneficiary, determined in accordance with Section 9.4 of the Plan.

(b) Individual Dollar Limitation. The aggregate Fair Market Value (determined as of the Grant Date) of all Shares with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000 (or any higher value as may be permitted under Section 422 of the Code).

(c) Ten Percent Owners. No Incentive Stock Option shall be granted to any individual who, at the Grant Date, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary unless the exercise price per share of such Option is at least one hundred and ten percent (110%) of the Fair Market Value per Share at the Grant Date and the Option expires no later than five (5) years after the Grant Date.

(d) Expiration of Authority to Grant Incentive Stock Options. No Incentive Stock Option may be granted pursuant to the Plan after the day immediately prior to the tenth anniversary of the date the Plan was approved by shareholders, or the termination of the Plan, if earlier.

(e) Right to Exercise. During a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant or, in the case of the Participant’s Disability, by the Participant’s guardian or legal representative.

(f) Eligible Grantees. The Committee may not grant an Incentive Stock Option to a person who is not at the Grant Date an employee of the Company or of an Affiliate.

(g) Limitations of Option Grants for Section 162(m) of the Code. Subject to Section 12.11(c), the Committee may not grant more than 88,316 Options to any individual in any single calendar year.

ARTICLE 8

RESTRICTED STOCK

8.1 GRANT OF RESTRICTED STOCK. The Committee is authorized to make Awards of Restricted Stock to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee.

8.2 ISSUANCE AND RESTRICTIONS. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or otherwise, as the Committee determines at the time of the grant of the Award or thereafter. Except as otherwise provided in an Award Agreement, the Participant shall have all of the rights of a shareholder with respect to the Restricted Stock.

8.3 FORFEITURE. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of Continuous Status as a Participant during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited; provided, however, that the Committee may provide in any Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in connection with a Change in Control or in the event of terminations resulting from death or disability, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

8.4 DELIVERY OF RESTRICTED STOCK. Unless otherwise held in a trust and registered in the name of the trustee, reasonably promptly after the Grant Date with respect to shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom the Restricted Stock was granted, evidencing such shares. Each such stock certificate shall bear the following legend:

“The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the Ocean Shore Holding Co. 2010 Equity Incentive Plan and in the Award Agreement entered into between the registered owner of such shares and Ocean Shore Holding Co. or its Affiliates. A copy of the Plan and the Award Agreement is on file in the office of the Corporate Secretary of Ocean Shore Holding Co.”

Such legend shall not be removed until the Participant vests in such shares pursuant to the terms of the Plan and the Award Agreement. Each certificate issued pursuant to this Section 8.4, in connection with a Restricted Stock Award, shall be held by the Company or its Affiliates, unless the Committee determines otherwise.

8.5 VOTING RIGHTS. Unless otherwise determined by the Committee at the time of grant, a Participant holding Restricted Stock shall be entitled to exercise full voting rights with respect to those Shares during the restriction period.

8.6 DIVIDENDS AND OTHER DISTRIBUTIONS. During the restriction period, a Participant holding Restricted Stock may, if the Committee so determines, be credited with dividends paid with respect to the underlying Shares. Such dividends shall be paid to the Participant at times determined by the Committee in its sole discretion. The Committee may apply any restrictions to the dividends that the Committee deems appropriate.

8.7 PERFORMANCE AWARDS. Subject to the limitations of this Plan, the Committee may, in its discretion, grant performance awards to eligible individuals upon such terms and conditions and at such times as the Committee shall determine. Performance awards may be in the form of performance shares. An award of a performance share is a grant of a right to receive shares of Stock which is contingent upon the achievement of performance or other objectives during a specified period and which has a value on the date of grant equal to the Fair Market Value of a share of Stock.

Subject to the terms of this Plan and the requirements of Section 409A of the Code, the Committee has the authority to determine the nature, length and starting date of the period during which a Participant may earn a performance award and will determine the conditions that must be met in order for a performance award to be granted or to vest or be earned. These conditions may include specific performance objectives, continued service or employment for a certain period of time, or a combination of such conditions. Performance awards granted under the Plan may be based on one or more of the following business criteria: basic earnings per common share, basic cash earnings per common share, diluted earnings per common share, diluted cash earnings per common share, net income, cash earnings, net interest income, non-interest income, general and administrative expense to average assets ratio, cash general and administrative expense to average assets ratio, efficiency ratio, cash efficiency ratio, return on average assets, cash return on average assets, return on average stockholders’ equity, cash return on average stockholders’ equity, return on average tangible stockholders’ equity, cash return on average tangible stockholders’ equity, core earnings, operating income, operating efficiency ratio, net interest rate spread, loan production volume, nonperforming loans, cash flow, strategic business objectives, consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management, or any combination of the foregoing. Each goal may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, past performance of the Company or any subsidiary, operating unit or division of the Company and/or the past or current performance of other companies, and in the case of earnings-based measures, may use or employ comparisons relating to capital, stockholders’ equity and/or shares of common stock outstanding, or to assets or net assets.

No later than ninety (90) days following the commencement of a performance period (or such other time as may be required by Section 162(m) of the Code), the Committee shall, in writing (i) select the performance goal or goals applicable to the performance period, (ii) establish the various targets and bonus amounts which may be earned for such performance period, and (iii) specify the relationship between the performance goals and targets and the amounts to be earned by each Participant for the performance period.

ARTICLE 9

GENERAL PROVISIONS APPLICABLE TO AWARDS

9.1 STAND-ALONE AND TANDEM AWARDS. Awards granted under the Plan may, in the sole discretion of the Committee, be granted either alone or in addition to or, in tandem with, any other Award granted under the Plan.

9.2 TERM OF AWARD. The term of each Award shall be for the period as determined by the Committee, provided that in no event shall the term of any Incentive Stock Option exceed a period of ten (10) years from its Grant Date (or, if Section 7.2(c) applies, five (5) years from its Grant Date).

9.3 LIMITS ON TRANSFER. No right or interest of a Participant in any unexercised or restricted Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or an Affiliate, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or an Affiliate. No unexercised or restricted Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution or, except in the case of an Incentive Stock Option, pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if that Code section applied to an Award under the Plan; provided, however, that the Committee may (but need not) permit other transfers where the Committee concludes that such transferability (i) does not result in accelerated taxation, (ii) does not cause any Option intended to be an Incentive Stock Option to fail to be an option described in Code Section 422(b), and (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, state or federal tax or securities laws applicable to transferable Awards.

9.4 BENEFICIARIES. Notwithstanding Section 9.3 of the Plan, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and the Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, payment shall be made to the Participant’s estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

9.5 STOCK CERTIFICATES. All Stock issuable under the Plan is subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted or traded. The Committee may place legends on any Stock certificate or issue instructions to the transfer agent to reference restrictions applicable to the Stock.

9.6 ACCELERATION UPON DEATH OR DISABILITY. Except as otherwise provided in the Award Agreement, upon the Participant’s death or Disability during his or her Continuous Status as a Participant, all of such Participant’s outstanding Options and other Awards in the nature of rights that may be exercised shall become fully exercisable and all time-based vesting restrictions on the Participant’s outstanding Awards shall lapse. Any Awards shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Agreement. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(b) of the Plan, the excess Options shall be deemed to be Non-Statutory Stock Options.

9.7 TERMINATION OF EMPLOYMENT. Whether military, government or other service or other leave of absence shall constitute a termination of employment shall be determined in each case by the Committee at its discretion and in accordance with the terms of the Plan, and any determination by the Committee shall be final and conclusive. A Participant’s Continuous Status as a Participant shall not be deemed to terminate in a circumstance in which a Participant transfers from the Company to an Affiliate, transfers from an Affiliate to the Company, or transfers from one Affiliate to another Affiliate. To the extent that this provision causes Incentive Stock Options to extend beyond three (3) months from the date a Participant is deemed to be an employee of the Company, a Parent or Subsidiary for purposes of Sections 424(e) and 424(f) of the Code, the Options held by such Participant shall be deemed to be Non-Statutory Stock Options.

ARTICLE 10

CHANGE IN CAPITAL STRUCTURE; CHANGE IN CONTROL

10.1 CHANGES IN CAPITAL STRUCTURE. In the event of a corporate event or transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the authorization limits under Article 5 shall be adjusted proportionately, and the Committee shall adjust the Plan and Awards to preserve the benefits or potential benefits of the Awards. Action by the Committee may include: (i) adjustment of the number and kind of Shares which may be delivered under the Plan; (ii) adjustment of the number and kind of Shares subject to outstanding Awards; (iii) adjustment of the exercise price of outstanding Awards or the measure to be used to determine the amount of the benefit payable on an Award; and (iv) any other adjustments that the Committee determines to be equitable. Without limiting the foregoing, in the event of a subdivision of the outstanding Stock (stock-split), a declaration of a dividend payable in Shares, or a combination or consolidation of the outstanding Stock unto a lesser number of Shares, the authorization limits under Article 5 shall automatically be adjusted proportionately, and the Shares then subject to each Award shall automatically be adjusted proportionately without any change in the aggregate purchase price therefor.

10.2 ACCELERATED VESTING AND PAYMENT. Subject to the provisions of Section 10.3 of the Plan or as otherwise provided in the Award Agreement, in the event of a Change in Control, unless otherwise specifically prohibited under law or by the rules and regulations of an Exchange:

(a) Any and all Options granted hereunder shall become immediately exercisable; additionally, if a Participant’s employment or service is involuntarily terminated or constructively terminated for any reason except cause (as determined by the Committee) within twelve (12) months of the Change in Control, the Participant shall have until the expiration of the term of the Option to exercise such Options;

(b) Any time-based and other restrictions imposed on Restricted Stock shall lapse; and

(c) The Committee shall have the ability to unilaterally determine that all outstanding Awards are cancelled upon a Change in Control, and the value of such Awards, as determined by the Committee in accordance with the terms of the Plan and the Award Agreement, be paid out in cash in an amount based on the Change in Control Price within a reasonable time subsequent to the Change in Control.

10.3 ALTERNATIVE AWARDS. Notwithstanding Section 10.2 of the Plan, no cash settlement or other payment shall occur with respect to any Award if the Committee reasonably determines in good faith prior to the occurrence of a Change in Control that such Award shall be honored or assumed, or new rights substituted therefor (such honored, assumed or substituted Award hereinafter called an “Alternative Award”) by any successor as described in Section 12.16 of the Plan; provided, however, that any such Alternative Award must:

(a) Be based on stock which is traded on an established U.S. securities market, or that the Committee reasonably believes will be so traded within sixty (60) days after the Change in Control;

(b) Provide the Participant with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Award;

(c) Have substantially equivalent economic value to such Award (determined at the time of the Change in Control); and

(d) Have terms and conditions which provide that, in the event the Participant’s employment is involuntarily terminated or constructively terminated, any conditions on a Participant’s rights under, or any restrictions on transfer or exercisability applicable to, each Alternative Award shall be waived or shall lapse, as the case may be.

ARTICLE 11

AMENDMENT, MODIFICATION AND TERMINATION

11.1 AMENDMENT, MODIFICATION AND TERMINATION. The Board of Directors or the Committee may, at any time and from time to time, amend, modify or terminate the Plan without shareholder approval; provided, however, that if an amendment to the Plan would, in the reasonable opinion of the Board of Directors or the Committee, either (i) materially increase the number of Shares available under the Plan, (ii) expand the types of awards under the Plan, (iii) materially expand the class of Eligible Participants, (iv) materially extend the term of the Plan, or (v) otherwise constitute a material change requiring shareholder approval under applicable laws, policies or regulations or the applicable listing or other requirements of an Exchange, then such amendment shall be subject to shareholder approval; and provided, further, that the Board of Directors or Committee may condition any other amendment or modification on the approval of shareholders of the Company for any reason, including by reason of such approval being necessary or deemed advisable to (i) permit Awards made hereunder to be exempt from liability under Section 16(b) of the 1934 Act, (ii) comply with the listing or other requirements of an Exchange, or (iii) satisfy any other tax, securities or other applicable laws, policies or regulations.

11.2 AWARDS PREVIOUSLY GRANTED. At any time and from time to time, the Committee may amend, modify or terminate any outstanding Award without approval of the Participant; provided, however:

(a) Subject to the terms of the applicable Award Agreement, such amendment, modification or termination shall not, without the Participant’s consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, or otherwise settled on the date of such amendment or termination (with the per-share value of an Option for this purpose being calculated as the excess, if any, of the Fair Market Value per Share as of the date of such amendment or termination over the exercise price of such Award);

(b) The original term of an Option may not be extended without the prior approval of the shareholders of the Company;

(c) Except as otherwise provided in Article 10 of the Plan, the exercise price of an Option may not be reduced, directly or indirectly, without the prior approval of the shareholders of the Company; and

(d) No termination, amendment, or modification of the Plan shall adversely affect any Award previously granted under the Plan, without the written consent of the Participant affected thereby. An outstanding Award shall not be deemed to be “adversely affected” by a Plan amendment if such amendment would not reduce or diminish the value of such Award determined as if the Award had been exercised, vested, or otherwise settled on the date of such amendment (with the per-share value of an Option for this purpose being calculated as the excess, if any, of the Fair Market Value per Share as of the date of such amendment over the exercise or base price of such Award).

ARTICLE 12

GENERAL PROVISIONS

12.1 NO RIGHTS TO AWARDS; NON-UNIFORM DETERMINATIONS. No Participant or any Eligible Participant shall have any claim to be granted any Award under the Plan. Neither the Company, its Affiliates nor the Committee is obligated to treat Participants or Eligible Participants uniformly, and determinations made under the Plan may be made by the Committee selectively among Eligible Participants who receive, or are eligible to receive, Awards (whether or not Eligible Participants are similarly situated).

12.2 NO SHAREHOLDER RIGHTS. Except as otherwise provided in this Plan or in an Award Agreement, no Award gives a Participant any of the rights of a shareholder of the Company unless and until Shares are in fact issued to such person in connection with such Award.

12.3 WITHHOLDING. The Company or any Affiliate shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the Plan. If Shares are surrendered to the Company to satisfy withholding obligations in excess of the minimum withholding obligation, such Shares must have been held by the Participant as fully vested shares for such period of time, if any, as necessary to avoid variable accounting for the Option. With respect to withholding required upon any taxable event under the Plan, the Committee may, at the time the Award is granted or thereafter, require or permit that any such withholding requirement be satisfied, in whole or in part, by withholding from the Award Shares such number of Award Shares having a Fair Market Value on the date of withholding equal to the minimum amount (and not any greater amount) required to be withheld for tax purposes, all in accordance with such procedures as the Committee establishes.

12.4 NO RIGHT TO CONTINUED SERVICE. Nothing in the Plan, in any Award Agreement or in any other document or statement made with respect to the Plan, shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Participant’s employment or status as an officer, director or consultant at any time, nor confer upon any Participant any right to continue as an employee, officer, director or consultant of the Company or any Affiliate, whether for the duration of a Participant’s Award or otherwise.

12.5 UNFUNDED STATUS OF AWARDS. The Plan is intended to be an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or in any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Affiliate. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

12.6 RELATIONSHIP TO OTHER BENEFITS. No payment under the plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the company or any affiliate unless expressly provided otherwise in such other plan.

12.7 EXPENSES. The expenses of administering the plan shall be borne by the company and its affiliates.

12.8 TITLES AND HEADINGS. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

12.9 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

12.10 FRACTIONAL SHARES. No fractional Shares shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding up or down.

12.11 GOVERNMENT AND OTHER REGULATIONS.

(a) Notwithstanding any other provision of the Plan, no Participant who acquires Shares pursuant to the Plan may, during any period of time that such Participant is an affiliate of the Company (within the meaning of the rules and regulations of the Securities and Exchange Commission under the 1933 Act), sell such Shares, unless such offer and sale is made (i) pursuant to an effective registration statement under the 1933 Act, which is current and includes the Shares to be sold, or (ii) pursuant to an appropriate exemption from the registration requirement of the 1933 Act, such as that set forth in Rule 144 promulgated under the 1933 Act.

(b) Notwithstanding any other provision of the Plan, if at any time the Committee shall determine that the registration, listing or qualification of the Shares covered by an Award upon any Exchange or under any federal, state or local law or practice, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the purchase or receipt of Shares thereunder, no Shares may be purchased, delivered or received pursuant to such Award unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Committee. Any Participant receiving or purchasing Shares pursuant to an Award shall make such representations and agreements and furnish such information as the Committee may request to assure compliance with the foregoing or any other applicable legal requirements. The Company shall not be required to issue or deliver any certificate or certificates for Shares under the Plan prior to the Committee’s determination that all related requirements have been fulfilled. The Company shall in no event be obligated to register any securities pursuant to the 1933 Act or applicable state law or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulation or requirement.

(c) Notwithstanding any other provision contained in the Plan, this Plan will comply with the requirements of 12 C.F.R. Section 575.8 and 12 C.F.R. Section 563b.500, including:

(i) No Options or Restricted Stock Awards granted to any Eligible Participant who is a common law employee may exceed twenty-five percent (25%) of the total amount of Options or Restricted Stock Awards, as applicable, available under the Plan;

(ii) No Options or Restricted Stock Awards granted to any individual Non-Employee Director may exceed five percent (5%) of the total amount of Options or Restricted Stock Awards, as applicable, available under the Plan;

(iii) The aggregate amount of Options or Restricted Stock Awards granted to all Non-Employee Directors may not exceed thirty percent (30%) of the total amount of Options or Restricted Stock Awards, as applicable, under the Plan; and

(iv) No single grant of Options or Restricted Stock Awards under the Plan may become exercisable or vest at a rate more quickly than twenty percent (20%) per year commencing one (1) year from the Grant Date.

12.12 GOVERNING LAW. To the extent not governed by federal law, the Plan and all Award Agreements shall be construed in accordance with and governed by the laws of New Jersey.

12.13 ADDITIONAL PROVISIONS. Each Award Agreement may contain such other terms and conditions as the Committee may determine; provided, however, that such other terms and conditions are not inconsistent with the provisions of the Plan.

12.14 INDEMNIFICATION. To the extent allowable under applicable law, each member of the Committee shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which such member may be a party or in which he or she may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by such member in satisfaction of judgment in such action, suit, or proceeding against him or her provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify or hold them harmless.

12.15 NO LIMITATIONS ON RIGHTS OF COMPANY. Subject to Section 12.16 of the Plan, the grant of any Award shall not in any way affect the right or power of the Company to make adjustments, reclassification or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets. The Plan shall not restrict the authority of the Company, for proper corporate purposes, to draft or assume Awards, other than under the Plan, to or with respect to any person. If the Committee so directs, the Company may issue or transfer Shares to an Affiliate, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Affiliate will transfer such Shares to a Participant in accordance with the terms of an Award granted to such Participant and specified by the Committee pursuant to the provisions of the Plan.

12.16 SUCCESSORS. Any obligations of the Company or an Affiliate under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company or Affiliate, respectively, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company or Affiliate, as applicable.

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE	OCEAN SHORE HOLDING CO.			Vote	For All
				For	Withheld	Except
ANNUAL MEETING OF STOCKHOLDERS THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS		1.	The election as directors of all nominees listed (except as marked to the contrary below).	☐	☐	☐

The undersigned hereby appoints Robert A. Previti, Ed. D. and Anthony J. Rizzotte of Ocean Shore Holding Co., each with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders, to be held on June 30, 2010, at 8:30 a.m., local time, at The Flander’s Hotel located at 719 East 11th Street, Ocean City, New Jersey and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:			Sylva A. Bertini Frederick G. Dalzell, MD Steven E. Brady Christopher J. Ford Robert A. Previti, Ed. D. Sameul R. Young John L. Van Duyne, Jr.
INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name on the line provided below.
		2.	The approval of the Ocean Shore Holding Co. 2010 Equity Incentive Plan.	For ☐	Against ☐	Abstain ☐

		3.	The ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of Ocean Shore Holding Co. for the year ending December 31, 2010.	☐	☐	☐

The Board of Directors Recommends that you vote “FOR” all proposals.

			PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE MEETING.			☐

This proxy, properly signed and dated, is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted “FOR” the proposals listed. If any other business is presented at the annual meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the annual meeting. This proxy also confers discretionary authority on the Board of Directors to vote with respect to the election of any person as director where the nominees are unable to serve or for good cause will not serve and matters incident to the conduct of the meeting.

Please be sure to date and sign this proxy card in the box below.	Date

Sign above

¿ Detach above card, sign, date and mail in postage paid envelope provided. ¿

OCEAN SHORE HOLDING CO.

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

The above signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and of a Proxy Statement dated May 19, 2010 and of the Annual Report to Stockholders.

PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY

IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement and Annual Report to Stockholders are available at www.oshcproxy.com

6754

Dear ESOP Participant:

On behalf of the Board of Directors, I am forwarding to you the attached BLUE voting instruction card for the purpose of conveying your voting instructions to First Bankers Trust Services, Inc., our ESOP Trustee, on the proposals presented at the Annual Meeting of Shareholders of Ocean Shore Holding Co. (the “Company”) on June 30, 2010. Also enclosed is a Notice and Proxy Statement for the Company’s Annual Meeting of Shareholders and a copy of the Company’s Annual Report to Shareholders.

As a participant in the Ocean City Home Bank Employee Stock Ownership Plan (the “ESOP”), you are entitled to instruct the ESOP Trustee how to vote the shares of Company common stock allocated to your ESOP account as of May 3, 2010, the record date for the Annual Meeting.

The Trustee will vote all allocated shares of Company common stock as directed by participants. The Trustee will vote unallocated shares of Common Stock held in the ESOP Trust and the shares for which timely instructions are not received in a manner calculated to most accurately reflect the instructions the ESOP Trustee receives from participants, subject to its fiduciary duties.

To direct the ESOP Trustee how to vote the shares of common stock allocated to your ESOP account, please complete and sign the enclosed BLUE voting instruction card and return it in the enclosed, postage-paid envelope no later than June 23, 2010. Your vote will not be revealed, directly or indirectly, to any employee or director of the Company or Ocean City Home Bank.

As an employee of Ocean City Home Bank, you will receive a separate voting instruction card for each plan in which you are a participant. Please vote all of the cards you receive.

Sincerely,

Steven E. Brady
President and Chief Executive Officer

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE	OCEAN CITY HOME BANK EMPLOYEE STOCK OWNERSHIP PLAN VOTING INSTRUCTION CARD

YOUR VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS			E S O P			For	Vote Withheld	For All Except
The undersigned hereby instructs First Bankers Trust Services, Inc., as trustee of the Ocean City Home Bank Employee Stock Ownership Plan (“ESOP”) to vote all shares of Ocean Shore Holding Co. common stock allocated to the undersigned in the ESOP and to which the undersigned is entitled to instruct the Trustee to vote at the Annual Meeting of Stockholders and at any and all adjournments as follows:				1.	The election as directors of all nominees listed (except as marked to the contrary below).	☐	☐	☐
Sylva A. Bertini Frederick G. Dalzell, MD Steven E. Brady Christopher J. Ford Robert A. Previti, Ed. D. Sameul R. Young John L. Van Duyne, Jr.
INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name on the line provided below.
						For	Against	Abstain
				2.	The approval of the Ocean Shore Holding Co. 2010 Equity Incentive Plan.	☐	☐	☐

				3.	The ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of Ocean Shore Holding Co. for the year ending December 31, 2010.	☐	☐	☐

The Board of Directors Recommends that you vote “FOR” all proposals.
Please be sure to sign and date this voting instruction card in the box below.		Date

Sign above

¿ Detach above card, sign, date and mail in postage paid envelope provided. ¿

OCEAN SHORE HOLDING CO.

The above signed acknowledges receipt from the Company prior to the execution of this voting instruction card of a Notice of Annual Meeting of Stockholders and of a Proxy Statement dated May 19, 2010 and of the Annual Report to Stockholders.

PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS VOTING INSTRUCTION CARD

IN THE ENCLOSED POSTAGE-PAID ENVELOPE NO LATER THAN JUNE 23, 2010.

6754/7492

Dear 401(k) Plan Participant:

On behalf of the Board of Directors, I am forwarding to you the attached GREEN voting instruction card for the purpose of conveying your voting instructions to Prudential Trust Company, the Trustee for the Ocean Shore Holding Co. Stock Fund (the “Employer Stock Fund”) of the Ocean City Home Bank Savings and Investment Plan (the “401(k) Plan”), on the proposals presented at the Annual Meeting of Shareholders of Ocean Shore Holding Co. (the “Company”) on June 30, 2010. Also enclosed is a Notice and Proxy Statement for the Company’s Annual Meeting of Shareholders and a copy of the Company’s Annual Report to Shareholders.

As a participant in the Employer Stock Fund, you are entitled to direct the Trustee how to vote the shares of Company common stock credited to your account as of May 3, 2010, the record date for the Annual Meeting. To direct the Trustee how to vote the shares credited to your account, please complete and sign the enclosed GREEN voting instruction card and return it in the enclosed, postage-paid envelope no later than June 23, 2010. Your vote will not be revealed, directly or indirectly, to any employee or director of the Company or Ocean City Home Bank.

As an employee of Ocean City Home Bank, you will receive a separate voting instruction card for each plan in which you are a participant. Please vote all of the cards you receive.

Sincerely,

Steven E. Brady
President and Chief Executive Officer

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE	OCEAN CITY HOME BANK SAVINGS AND INVESTMENT PLAN VOTING INSTRUCTION CARD

YOUR VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS			4 0 1 (K) P L A N			For	Vote Withheld	For All Except
The undersigned hereby instructs First Bankers Trust Services, Inc., as trustee of the Ocean City Home Bank Employee Stock Ownership Plan (“ESOP”) to vote all shares of Ocean Shore Holding Co. common stock allocated to the undersigned in the ESOP and to which the undersigned is entitled to instruct the ESOP trustee to vote at the Annual Meeting of Stockholders and at any and all adjournments as follows:				1.	The election as directors of all nominees listed (except as marked to the contrary below).	☐	☐	☐
Sylva A. Bertini Frederick G. Dalzell, MD Steven E. Brady Christopher J. Ford Robert A. Previti, Ed. D. Sameul R. Young John L. Van Duyne, Jr.
INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name on the line provided below.
						For	Against	Abstain
				2.	The approval of the Ocean Shore Holding Co. 2010 Equity Incentive Plan.	☐	☐	☐

				3.	The ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of Ocean Shore Holding Co. for the year ending December 31, 2010.	☐	☐	☐

The Board of Directors Recommends that you vote “FOR” all proposals.
Please be sure to sign and date this voting instruction card in the box below.		Date

Sign above

¿ Detach above card, sign, date and mail in postage paid envelope provided. ¿

OCEAN SHORE HOLDING CO.

The above signed acknowledges receipt from the Company prior to the execution of this voting instruction card of a Notice of Annual Meeting of Stockholders and of a Proxy Statement dated May 19, 2010 and of the Annual Report to Stockholders.

PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS VOTING INSTRUCTION CARD

IN THE ENCLOSED POSTAGE-PAID ENVELOPE NO LATER THAN JUNE 23, 2010.

6754/7493

Dear Stock Award Recipient:

On behalf of the Board of Directors, I am forwarding to you the attached YELLOW voting instruction card for the purpose of conveying your voting instructions to First Bankers Trust Services, Inc. (the “Trustee”), on the proposals presented at the Annual Meeting of Shareholders of Ocean Shore Holding Co. (the “Company”) on June 30, 2010. Also enclosed is a Notice and Proxy Statement for the Company’s Annual Meeting of Shareholders and a copy of the Company’s Annual Report to Shareholders.

You are entitled to vote all unvested shares of restricted Company common stock awarded to you under the 2005 Equity Incentive Plan (“Incentive Plan”) that are unvested as of May 3, 2010, the record date for the Annual Meeting. To direct the Trustee how to vote these shares of Company common stock held in the Incentive Plan Trust, please complete and sign the enclosed YELLOW voting instruction card and return it in the enclosed, postage-paid envelope no later than June 23, 2010. Your vote will not be revealed, directly or indirectly, to any employee or director of the Company or Ocean City Home Bank.

As an employee of Ocean City Home Bank, you will receive a separate voting instruction card for each plan in which you are a participant. Please vote all of the cards you receive.

Sincerely,

Steven E. Brady
President and Chief Executive Officer

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE	OCEAN CITY HOME BANK 2005 EQUITY INCENTIVE PLAN VOTING INSTRUCTION CARD			Vote	For All
				For	Withheld	Except
YOUR VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS		1.	The election as directors of all nominees listed (except as marked to the contrary below).	☐	☐	☐

The undersigned hereby instructs First Bankers Trust Services, Inc., as the holder of record and trustee of all shares of Ocean Shore Holding Co. common stock held in the 2005 Equity Incentive Plan Trust to vote all unvested shares of Ocean Shore Holding Co. common stock awarded to the undersigned under the Incentive Plan that are unvested and to which the undersigned is entitled to vote at the Annual Meeting of Stockholders and at any and all adjournments as follows:			Sylva A. Bertini Frederick G. Dalzell, MD Steven E. Brady Christopher J. Ford Robert A. Previti, Ed. D. Samuel R. Young John L. Van Duyne, Jr.
INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name on the line provided below.
		2.	The approval of the Ocean Shore Holding Co. 2010 Equity Incentive Plan.	For ☐	Against ☐	Abstain ☐

		3.	The ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of Ocean Shore Holding Co. for the year ending December 31, 2010.	☐	☐	☐

The Board of Directors Recommends that you vote “FOR” all proposals.
Please be sure to sign and date this voting instruction card in the box below.	Date

Sign above

¿ Detach above card, sign, date and mail in postage paid envelope provided. ¿

OCEAN SHORE HOLDING CO.

The above signed acknowledges receipt from the Company prior to the execution of this voting instruction card of a Notice of Annual Meeting of Stockholders and of a Proxy Statement dated May 19, 2010 and of the Annual Report to Stockholders.

PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS VOTING INSTRUCTION CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE NO LATER THAN June 23, 2010.

6754/7575